UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM N-CSR

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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22432

__________________

Oxford Lane Capital Corp.
(Exact name of registrant as specified in charter)

__________________

8 Sound Shore Drive, Suite 255
Greenwich, CT 06830
(Address of principal executive offices)

Jonathan H. Cohen
Chief Executive Officer
Oxford Lane Capital Corp.
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830
(Name and address of agent for service)

__________________

Registrant’s telephone number, including area code: (203) 983-5275

Date of fiscal year end: March 31

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

The semi-annual report to stockholders for the six months ended September 30, 2023 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940.

Oxford Lane Capital Corp.

Semi-Annual Report

September 30, 2023

oxfordlanecapital.com

OXFORD LANE CAPITAL CORP.

i

Oxford Lane Capital Corp.

Letter to Stockholders and Management’s Discussion of Fund Performance

November 7, 2023
To Our Stockholders:

Company Overview

We are pleased to submit to you the report of Oxford Lane Capital Corp. (“we”, “us”, “our”, the “Fund” or “Oxford Lane”) for the six months ended September 30, 2023. The net asset value (“NAV”) of our shares at that date was $4.81 per common share. The Fund’s common stock is traded on the NASDAQ Global Select Market and its share price can differ from its NAV. The Fund’s closing price at September 30, 2023 was $4.99 compared to $5.23 at March 31, 2023. The total return based on market value for the Fund for the six months ended September 30, 2023, as reflected in the Fund’s financial highlights, was 4.48%. This return reflects the change in market price for the six months ended September 30, 2023, as well as the impact of $0.465 per share in distributions declared and paid for the six months ended September 30, 2023. The total return based on NAV for the six months ended September 30, 2023, as reflected in the Fund’s financial highlights, was 14.43%. Please refer to “Note 13. Financial Highlights” for further details. On November 6, 2023, the last reported sale price of the Fund’s common stock was $5.03.

We note that there may be significant differences between Oxford Lane’s earnings prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and our taxable earnings, particularly related to collateralized loan obligation (“CLO”) equity investments where our taxable earnings are based upon the distributable share of earnings as determined under tax regulations for each CLO equity investment, while GAAP earnings are based upon an effective yield calculation. Additionally, as our taxable earnings are not generally known until after our distributions are made; those distributions may represent a return of capital on a tax basis. While reportable GAAP income from our CLO equity investments for the six months ended September 30, 2023 was approximately $135.5 million, we received or were entitled to receive approximately $213.5 million in distributions from our CLO equity investments.

Investment Objectives

Our investment objective is to maximize our portfolio’s risk adjusted total return, and we currently seek to achieve our investment objective by investing in structured finance investments, specifically the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles, which are collateralized primarily by a diverse portfolio of senior secured loans made to companies whose debt is unrated or is rated below investment grade (the “Senior Loans”) and, to a limited extent, subordinated and/or unsecured loans and bonds (together with the Senior Loans, the “CLO Assets”).

Investment Review

We implement our investment objective by investing in equity and junior debt tranches of CLO vehicles(1), which are collateralized primarily by diverse portfolios of Senior Loans, and which generally have very little or no exposure to real estate loans, or mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. Our investment strategy also includes investing in warehouse facilities, which are financing structures intended to aggregate Senior Loans that may be used to form the basis of a CLO vehicle. We may also invest, on an opportunistic basis, in other corporate credits of a variety of types.

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1.       A CLO vehicle is formed by raising multiple “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. Below investment grade securities, such as the CLO securities in which we primarily intend to invest, are often referred to as “junk.” In addition, the CLO equity and junior debt securities in which we invest are highly levered (with CLO equity securities typically being leveraged between nine and thirteen times), which significantly magnifies our risk of loss on such investments relative to senior debt tranches of CLOs. A CLO itself is highly leveraged because it borrows significant amounts of money to acquire the underlying commercial loans in which it invests. A CLO borrows money by issuing debt securities to investors (including junior debt securities of the type we intend to invest), and the CLO equity (which is also the CLO residual tranche) is the first to bear the risk on the underlying investment.

Structurally, CLO vehicles are entities formed to originate and/or acquire a portfolio of loans. The loans within a CLO vehicle are generally limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit.

An investment in us carries with it a significant number of meaningful risks, certain of which are discussed in the notes to our financial statements. Investors should read “Note 14. Risks and Uncertainties”, as well as our prospectus, carefully.

2023 Portfolio Review

As of September 30, 2023, we held equity investments in 225 different CLO structures, and debt investments in 25 different CLO structures.

For the six months ended September 30, 2023, net investment income, calculated in accordance with GAAP, was approximately $86.8 million, or $0.47 per weighted average common share.

For the six months ended September 30, 2023, we recorded a net increase in net assets resulting from operations of approximately $115.2 million, or $0.57 per weighted average common share (inclusive of realized and unrealized gains and losses).

For the six months ended September 30, 2023, we made additional investments of approximately $283.6 million, and received approximately $81.4 million from sales and repayments of our CLO investments.

Market Overview and Opportunity

The broader corporate loan and CLO equity market have demonstrated strong performance during the calendar year 2023, through September 30, 2023. During that period, the Morningstar LSTA US Leveraged Loan Index increased from a price of 92.44% as of December 31, 2022 to 94.24% as of June 30, 2023. From June 30, 2023, the Morningstar LSTA US Leveraged Loan Index increased to 95.92% as of September 19, 2023 before dropping to 95.55% as of September month end. The increase in U.S. loan prices led to an approximate 29 point increase in median U.S. CLO equity net asset values year to date. The default rate began the year at 0.72%, peaked at 1.75% in July 2023, before dropping to 1.27% by principal amount in September 2023. In a year that saw elevated defaults, September was the first month of the year which did not record any defaults amongst the constituents of the Morningstar LSTA US Leveraged Loan Index. CLO new issuance through September 30, 2023 totaled approximately $84 billion as issuance ticked up during the third quarter buoyed momentarily by improved arbitrage conditions, but still trails the $106 billion of issuance for the same period in 2022. With this backdrop, we continue to see compelling opportunities and remain active in both the primary and secondary markets, while remaining cautious of potential headwinds from (i) the impact of a prolonged high interest rate environment, (ii) continued inflationary pressures, and (iii) increased geopolitical tension.

Economic and Market Conditions

From time to time, capital markets may experience periods of volatility and instability for a variety of reasons. We are currently operating in a period of market volatility, as a result of, among other factors, continued concerns about the systemic impact of inflation, energy costs, the Coronavirus pandemic, geopolitical issues, the availability and cost of credit, sovereign debt levels, the mortgage market and a declining real estate market in the United States. Government spending, government policies, including recent increases in certain interest rates by the Federal Reserve, the failure of certain regional banks and disruptions in supply chains in the United States and elsewhere, in conjunction with other factors, have led and could continue to lead to a continued inflationary economic environment that could affect the Fund’s investments, the Fund’s financial condition and the Fund’s results of operations.

Various social and political circumstances in the U.S. and around the world (including wars and other forms of conflict, including rising trade tensions between the United States and China, and other uncertainties regarding actual and potential shifts in the U.S. and foreign, trade, economic and other policies with other countries, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics), may also contribute to increased market volatility and economic uncertainties or deterioration in the United States and worldwide. Specifically, the Israel-Hamas war and conflict between Russia and Ukraine, and resulting market volatility, could adversely affect our business, financial condition or results of operations. In response to the conflict between Russia and Ukraine, the United States and other countries have imposed sanctions or other restrictive actions against Russia. Any of the above factors, including sanctions, export controls, tariffs, trade wars and other governmental actions, could have a material adverse effect on our business, financial condition, cash flows and results of operations and could cause the market value of our common shares and/or debt securities to decline. These market and economic disruptions could also negatively impact the operating results of our investments.

The Fund’s ability to pay distributions might be adversely affected by the impact of one or more of the risks discussed in this section. The Fund cannot assure investors that it will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions.

Jonathan H. Cohen
Chief Executive Officer

This letter is intended to assist stockholders in understanding the Fund’s performance during the six months ended September 30, 2023. The views and opinions in this letter were current as of November 7, 2023. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Fund undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the Securities and Exchange Commission.

Important Information

This report is transmitted to the stockholders of the Fund and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Fund or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Fund and is not a prospectus. From time to time, the Fund may have a registration statement relating to one or more of its securities on file with the U.S. Securities and Exchange Commission (“SEC”).

An investment in the Fund is not appropriate for all investors. The investment program of the Fund is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Fund is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Fund, may frequently trade at a discount from their NAV, which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of September 30, 2023. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Fund. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Fund’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

About Oxford Lane Capital Corp.

Oxford Lane Capital Corp. is a publicly-traded registered closed-end management investment company. It currently seeks to achieve its investment objective of maximizing risk-adjusted total return by investing in debt and equity tranches of CLO vehicles. The Fund’s investment strategy also includes warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements (including statements containing words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements) and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

OXFORD LANE CAPITAL CORP.

TOP TEN HOLDINGS
AS OF SEPTEMBER 30, 2023
(Unaudited)

Investment	Maturity	Fair Value	% of Net Assets
Regatta XXII Funding Ltd. – CLO subordinated notes	July 20, 2035	$32,611,320	3.27%
Wind River 2023-1 CLO Ltd. – CLO subordinated notes	April 25, 2036	$29,610,000	2.97%
Milford Park CLO, Ltd. – CLO subordinated notes	July 20, 2035	$28,345,600	2.84%
Carlyle US CLO 2021-8, Ltd. – CLO subordinated notes	October 20, 2034	$28,287,438	2.83%
Octagon 60, Ltd. – CLO subordinated notes	October 20, 2035	$25,740,000	2.58%
Rockford Tower CLO 2022-1, Ltd. – CLO subordinated notes	July 20, 2035	$24,188,813	2.42%
Nyack Park CLO, Ltd. – CLO subordinated notes	October 20, 2034	$22,500,000	2.25%
CIFC Funding 2021-VII, Ltd. – CLO income notes	January 23, 2035	$21,948,000	2.20%
Elmwood CLO 14 Ltd. – CLO subordinated notes	April 20, 2035	$21,746,000	2.18%
Kings Park CLO, Ltd. – CLO income notes	January 21, 2035	$21,386,750	2.14%

Portfolio Investment Breakdown as of September 30, 2023
(Excludes cash equivalents and other assets)
(Unaudited)

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this report contains a reference to fees or expenses paid by “us” or “Oxford Lane Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in Oxford Lane Capital Corp.
Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	(1)
Offering expenses borne by us (as a percentage of offering price)	—	(2)
Distribution reinvestment plan expenses	—	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—
Annual expenses (estimated as a percentage of net assets attributable to common stock):
Base management fee	2.84	%(4)(5)
Incentive fees payable under our investment advisory agreement (20% of net investment income)	4.02	%(6)
Interest payments on borrowed funds	2.54	%(7)(8)
Other expenses	0.92	%(9)
Total annual expenses	10.32	%(10)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above.
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$100	$286	$452	$795

The example and the expenses in the tables above should not be considered as a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the investment advisory agreement (the “Investment Advisory Agreement”) with Oxford Lane Management, LLC (“Oxford Lane Management” or the “Adviser”), which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is included in the example. Also, while the example assumes reinvestment of all distributions at NAV, participants in our distribution reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the distribution payment date, which may be at, above or below NAV. See “Distribution Reinvestment Plan” in this report for additional information regarding our distribution reinvestment plan.

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(1)      In the event that the securities to which this report relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the “Example” will be updated accordingly.

(2)      If applicable, the prospectus or prospectus supplement relating to an offering of our securities will disclose the applicable offering expenses and total stockholder transaction expenses as a percentage of the offering price.

(3)      The expenses of the distribution reinvestment plan are included in “other expenses.” The plan administrator’s fees will be paid by us. We will not charge any brokerage charges or other charges to stockholders who participate in the plan. However, your own broker may impose brokerage charges in connection with your participation in the plan.

(4)      Assumes gross assets of $1,700.3 million and $487.2 million of leverage (which reflects $68.1 million of 6.75% Series 2024 Term Preferred Shares, $88.1 million aggregate amount of 6.25% Series 2027 Term Preferred Shares, $67.2 million aggregate amount of 6.00% Series 2029 Term Preferred Shares, $63.8 million aggregate amount of 7.125% Series 2029 Term Preferred Shares, $100.0 million of the 6.75% Unsecured Notes due 2031 and $100.0 million of the 5.00% Unsecured Notes due 2027 issued and outstanding as of September 30, 2023 and assumes net assets of $1,198.4 million (which has been adjusted to reflect the issuance of an additional $200.0 million of common stock).

(5)      The above calculation presents our base management fee as a percentage of our net assets. Our base management fee under the Investment Advisory Agreement, however, is based on our gross assets, which is defined as all the assets of Oxford Lane Capital, including those acquired using borrowings for investment purposes. As a result, to the extent we use additional leverage, it would have the effect of increasing our base management fee as a percentage of our net assets.

(6)      Amount reflects the estimated annual incentive fees payable to Oxford Lane Management. The estimate assumes that the incentive fee earned will be proportional to the fee earned during the fiscal year ended March 31, 2023 and adjusted to include the estimated incentive fee based on the issuance of an additional $200.0 million of common stock.

The incentive fee, which is payable quarterly in arrears, equals 20.0% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate, which we refer to as the “Hurdle”, subject to a “catch-up” provision measured at the end of each calendar quarter. The incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the incentive fee for each quarter is as follows:

•        no incentive fee is payable to Oxford Lane Management in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 1.75%;

•        100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20.0% of our Pre-Incentive Fee Net Investment Income, as if a Hurdle did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter; and

•        20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to Oxford Lane Management (once the Hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee Investment Income thereafter is allocated to Oxford Lane Management)

No incentive fee is payable to Oxford Lane Management on realized capital gains. For a more detailed discussion of the calculation of this fee, see “Note 5. Related Party Transactions.”

(7)      “Interest payments on borrowed funds” represents our annualized interest expense and includes interest payable on the $100 million 6.75% Unsecured Notes due 2031 and $100 million 5.00% Unsecured Notes due 2027, each as outstanding on September 30, 2023. We may issue additional debt securities. In the event that we were to issue additional debt securities, our borrowing costs, and correspondingly our total annual expenses would increase.

(8)      Assumes that we have an aggregate of (a) $68.1 million of preferred stock with a preferred rate of 6.75% per annum, (b) $88.1 million of preferred stock with a preferred rate of 6.25% per annum, (c) $67.2 million of preferred stock with a preferred rate of 6.00% per annum and (d) $63.8 million of preferred stock with a preferred rate of 7.125% per annum which were the amounts outstanding as of September 30, 2023. We may issue additional shares of preferred stock. In the event that we were to issue additional shares of preferred stock or debt securities, our borrowing costs, and correspondingly our total annual expenses, including, in the case of such preferred stock, the base management fee as a percentage of the Fund’s net assets attributable to common stock, would increase.

(9)      “Other expenses” ($11.0 million) are estimated for the current fiscal year, which considers the actual expenses for the year ended March 31, 2023.

(10)    “Total annual expenses” is presented as a percentage of net assets attributable to common stockholders, because the holders of shares of our common stock (and not the holders of our preferred stock or debt securities, if any) bear all of our fees and expenses, all of which are included in this fee table presentation. The indirect expenses associated with the Fund’s CLO equity investments are not included in the fee table presentation, but if such expenses were included in the fee table presentation then the Fund’s total annual expenses would have been 33.56%.

Principal Risks

For a description of the principal risk factors associated with an investment in the Fund, please refer to “Note 14. Risks and Uncertainties” in the Unaudited Notes to the Financial Statements.

Conflicts of Interest

Oxford Lane Management’s investment team manages the portfolios of Oxford Square Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies and CLOs and Oxford Park Income Fund, Inc., a non-traded closed-end investment management company that investments primarily in CLO debt and equity tranches. Additionally, Oxford Lane Management’s investment team also manages the portfolio of Oxford Gate Master Fund, LLC, Oxford Gate, LLC and Oxford Gate (Bermuda),

LLC (collectively, the “Oxford Gate Funds”) and Oxford Bridge II, LLC, limited liability companies that invest principally in the equity of CLOs. In certain instances, the Fund may co-invest on a concurrent basis with affiliates of Oxford Lane Management, subject to compliance with applicable regulations and regulatory guidance and our written allocation policies. On June 14, 2017, the Securities and Exchange Commission (the “SEC”) issued an exemptive order (the “Order”) permitting us and certain of our affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions. Subject to satisfaction of certain conditions to the Order, the Fund and certain of its affiliates are now permitted, together with any future business development companies, registered closed-end funds and certain private funds, each of whose investment adviser is Oxford Lane Management or an investment adviser controlling, controlled by, or under common control with Oxford Lane Management, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the Investment Company Act of 1940, as amended (the “1940 Act”) providing the Fund’s stockholders with access to a broader array of investment opportunities. Pursuant to the Order, the Fund is permitted to co-invest in such investment opportunities with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of its independent directors (as defined in Section 2(a)(19) of the 1940 Act) make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to the Fund and its stockholders and do not involve overreaching in respect of the Fund or its stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of the Fund’s stockholders and is consistent with its then-current investment objective and strategies.

OXFORD LANE CAPITAL CORP.

STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)

September 30, 2023
ASSETS
Investments, at fair value (cost: $1,859,803,816)	$1,442,843,274
Cash and cash equivalents	27,105,794
Distributions receivable	26,851,283
Interest receivable, including accrued interest purchased	3,141,035
Prepaid expenses and other assets	176,120
Deferred offering costs on common stock	97,304
Fee receivable	86,880
Total assets	1,500,301,690

LIABILITIES
Mandatorily redeemable preferred stock, net of unamortized deferred issuance costs of $5,398,577 (50,000,000 shares authorized, 11,486,721 shares issued and outstanding)	281,769,448
Notes payable – 6.75% unsecured notes, net of unamortized deferred issuance costs of $2,667,340	97,332,660
Notes payable – 5.00% unsecured notes, net of unamortized deferred issuance costs of $2,252,592	97,747,408
Securities purchased not settled	2,295,000
Incentive fees payable to affiliate	11,212,156
Base management fee payable to affiliate	7,062,173
Excise tax payable	3,229,219
Accrued expenses	1,089,212
Interest payable	32,639
Directors’ fees payable	70,000
Administrator expense payable	51,860
Total liabilities	501,891,775

COMMITMENTS AND CONTINGENCIES (Note 11)

NET ASSETS applicable to common stock, $0.01 par value, 450,000,000 shares authorized, 207,403,448 shares issued and outstanding	$998,409,915

NET ASSETS consist of:
Common stock, $0.01 par value	$2,074,034
Capital in excess of par value	1,384,631,314
Total distributable earnings/(accumulated losses)	(388,295,433)
Total net assets	$998,409,915
Net asset value per common share	$4.81
Market price per share	$4.99
Percentage of market price premium to net asset value per share	3.74%

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
September 30, 2023
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Debt Investments
Structured Finance – Debt Investments
Allegro CLO II-S, Ltd.
CLO secured notes – Class E(3)(6), 13.42% (LIBOR + 7.82%, due October 21, 2028)	06/24/2020	$5,500,000	$4,789,474	$3,796,650

Allegro CLO II-S, Ltd.
CLO secured notes – Class D(3)(6), 11.35% (LIBOR + 5.75%, due October 21, 2028)	05/09/2023	8,950,000	7,199,077	7,629,875

Anchorage Capital CLO 4-R, Ltd.
CLO secured notes – Class E(3)(6)(11), 11.13% (LIBOR + 5.50%, due January 28, 2031)	11/04/2022	900,000	740,603	807,030

Ares XXXVII CLO Ltd.
CLO secured notes – Class ER(3)(6), 12.84% (LIBOR + 7.27%, due October 15, 2030)	06/23/2022	6,000,000	4,257,437	4,039,800

BlueMountain CLO 2015-4 Ltd.
CLO secured notes – Class ER(3)(6), 11.54% (LIBOR + 5.95%, due April 20, 2030)	01/19/2022	837,000	801,744	709,358

BlueMountain CLO 2018-1 Ltd.
CLO secured notes – Class F(3)(6), 13.84% (LIBOR + 8.21%, due July 30, 2030)	11/18/2019	8,500,000	6,683,788	4,850,950

BlueMountain Fuji US CLO II Ltd.
CLO secured notes – Class D(3)(6), 11.74% (LIBOR + 6.15%, due October 20, 2030)	11/09/2022	4,750,000	3,865,503	4,074,075

Elevation CLO 2017-6, Ltd.
CLO secured notes – Class F(3)(6), 13.97% (LIBOR + 8.40%, due July 15, 2029)	08/03/2022	2,500,000	1,993,590	1,458,250

Highbridge Loan Management 5-2015, Ltd.
CLO secured notes – Class FRR(3)(6), 13.57% (LIBOR + 8.00%, due October 15, 2030)	08/03/2021	4,375,000	3,815,873	3,072,125

Highbridge Loan Management 2013-2, Ltd.
CLO secured notes – Class ER(3)(6), 13.84% (LIBOR + 8.25%, due October 20, 2029)	04/20/2022	2,500,000	2,172,953	1,833,250

Highbridge Loan Management 5-2015, Ltd.
CLO secured notes – Class ERR(3)(6), 11.57% (LIBOR + 6.26%, due October 15, 2030)	09/18/2023	2,500,000	2,185,097	2,183,750

Longfellow Place CLO, Ltd.
CLO secured notes – Class FRR(3)(6)(20), 14.07% (LIBOR + 8.50%, due April 15, 2029)	03/26/2019	4,515,461	3,655,264	674,158

Midocean Credit CLO VI
CLO secured notes – Class F(3)(6), 13.60% (LIBOR + 8.01%, due April 20, 2033)	03/12/2021	4,000,000	3,363,176	2,895,600

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
September 30, 2023
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Debt Investments (continued)
Structured Finance – Debt Investments (continued)
Milford Park CLO, Ltd.
CLO secured notes – Class F(3)(17), 14.65% (SOFR + 9.32%, due July 20, 2035)	05/12/2022	$1,000,000	$963,895	$971,100

Nassau 2017-II Ltd.
CLO secured notes – Class E(3)(6), 11.82% (LIBOR + 6.25%, due January 15, 2030)	01/07/2022	7,030,000	6,539,996	3,385,648

Octagon Investment Partners 36, Ltd.
CLO secured notes – Class F(3)(17), 13.32% (SOFR + 8.01%, due April 15, 2031)	09/08/2023	600,000	393,525	394,140

OFSI BSL VIII, Ltd.
CLO secured notes – Class E(3)(6), 11.96% (LIBOR + 6.39%, due August 16, 2029)	07/12/2022	4,000,000	3,105,143	3,377,200

OZLM IX, Ltd.
CLO secured notes – Class ERR(3)(6), 13.93% (LIBOR + 8.34%, due October 20, 2031)	06/16/2023	1,500,000	833,853	1,026,600

Rockford Tower CLO 2022-1, Ltd.
CLO secured notes – Class E(3)(17), 12.67% (SOFR + 7.34%, due July 20, 2035)	05/06/2022	3,750,000	3,716,349	3,472,125

Shackleton 2015-VII-R CLO, Ltd.
CLO secured notes – Class E(3)(17), 11.77% (SOFR + 6.20%, due July 15, 2031)	07/21/2022	1,000,000	770,449	804,800

Sound Point CLO V-R, Ltd.
CLO secured notes – Class F(3)(6), 13.67% (LIBOR + 8.10%, due July 18, 2031)	05/25/2022	1,250,000	834,333	314,625

Venture XXI CLO, Limited
CLO secured notes – Class F(3)(6), 12.17% (LIBOR + 6.60%, due July 15, 2027)	07/28/2021	8,916,000	6,893,702	6,349,084

Venture XXI CLO, Limited
CLO secured notes – Class E(3)(6), 10.37% (LIBOR + 4.80%, due July 15, 2027)	12/08/2022	11,000,000	9,730,883	11,000,000

Venture XXV CLO, Limited
CLO secured notes – Class E(3)(6), 12.79% (LIBOR + 7.20%, due April 20, 2029)	04/21/2022	4,000,000	3,487,310	3,286,400

Wind River 2023-1 CLO Ltd.
CLO secured notes – Class E(3)(9)(17), 13.59% (SOFR + 8.52%, due April 25, 2036)	03/13/2023	10,000,000	9,614,065	10,060,000
Total Structured Finance – Debt Investments			$92,407,084	$82,466,593	8.26%
Total Collateralized Loan Obligation – Debt Investments			$92,407,084	$82,466,593	8.26%

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
September 30, 2023
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments
Structured Finance – Equity Investments
522 Funding CLO I Ltd.
CLO subordinated notes(5)(7), (Estimated yield 27.18%, maturity April 15, 2035)	03/03/2023	$24,300,000	$11,063,732	$9,571,836

AIMCO CLO, Series 2015-A
CLO subordinated notes(5)(7)(11), (Estimated yield 18.93%, maturity October 17, 2034)	08/25/2021	13,548,313	8,117,130	7,180,606

AIG CLO 2018-1, LLC
CLO subordinated notes(5)(7), (Estimated yield 26.90%, maturity April 20, 2032)	04/25/2023	9,607,250	5,734,779	6,052,568

Allegro CLO II-S, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity October 21, 2028)	02/06/2020	20,800,000	4,274,918	832,000

ALM XVII, Ltd.
CLO subordinated notes(5)(7)(10)(19), (Estimated yield 0.00%, maturity January 15, 2028)	03/04/2019	6,500,000	—	—

AMMC CLO XII, Limited
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity November 10, 2030)	09/10/2021	24,350,000	3,909,339	1,948,000

AMMC CLO 25, Limited
CLO subordinated notes(5)(7), (Estimated yield 30.76%, maturity April 15, 2035)	04/27/2022	19,000,000	13,926,917	14,440,000

Anchorage Capital CLO 1-R, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.29%, maturity April 13, 2031)	08/13/2020	12,150,000	6,119,197	4,670,914

Anchorage Capital CLO 4-R, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 14.73%, maturity January 28, 2031)	05/20/2019	9,000,000	4,691,620	3,375,000

Anchorage Capital CLO 5-R, Ltd.
CLO subordinated notes(5)(7)(10), (Estimated yield 10.97%, maturity January 15, 2030)	07/16/2019	27,316,000	4,057,062	2,855,077

Anchorage Capital CLO 7, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.69%, maturity January 28, 2031)	06/02/2020	12,750,000	4,667,015	4,303,125

Anchorage Capital CLO 17, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.39%, maturity July 15, 2034)	06/04/2021	27,500,000	20,988,165	17,050,000

Anchorage Capital CLO 25, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 29.13%, maturity April 20, 2035)	04/24/2023	10,000,000	6,680,250	6,950,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
September 30, 2023
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Apex Credit CLO 2015-II, Ltd. (fka: JFIN CLO 2015-II Ltd.)
CLO subordinated notes(5)(7)(10)(19), (Estimated yield 0.00%, maturity October 17, 2026)	11/22/2016	$5,750,000	$2,609,615	$933,800

Apex Credit CLO 2018 Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity April 25, 2031)	03/14/2018	12,420,000	4,403,935	969,698

Apex Credit CLO 2019 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.52%, maturity April 18, 2032)	05/13/2019	17,500,000	12,836,358	6,486,795

Apex Credit CLO 2019-II Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.65%, maturity October 25, 2032)	10/27/2020	4,500,000	2,509,655	1,858,859

Apidos CLO XVIII-R
CLO subordinated notes(5)(7), (Estimated yield 24.03%, maturity October 22, 2030)	06/24/2022	7,500,000	3,140,704	2,925,000

Apidos CLO XXIII
CLO subordinated notes(5)(7), (Estimated yield 21.50%, maturity April 15, 2033)	04/01/2022	5,000,000	3,236,539	3,045,300

Apidos CLO XXIV
CLO subordinated notes(5)(7), (Estimated yield 20.98%, maturity October 20, 2030)	02/10/2022	5,000,000	1,696,202	1,500,000

Apidos CLO XXXIV
CLO subordinated notes(5)(7), (Estimated yield 19.25%, maturity January 20, 2035)	01/13/2022	9,950,000	7,294,651	6,965,000

Arcadia Warehouse 2022, Ltd.
CLO subordinated warehouse notes(4)(5)(7)(11)(19), (Estimated yield 0.00%, maturity July 20, 2023)	01/31/2022	584,375	584,375	35,998

Ares XXVII CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 12.04%, maturity October 28, 2034)	03/06/2019	27,871,690	12,706,251	8,511,652

Ares XXXIV CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.59%, maturity April 17, 2033)	08/30/2021	26,500,000	9,700,143	7,525,422

Ares XXXVR CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.53%, maturity July 15, 2030)	09/13/2022	7,000,000	2,553,115	1,447,796

Ares XXXVII CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 0.41%, maturity October 15, 2030)	02/12/2019	25,000,000	8,461,873	4,451,115

(Continued on next page)
See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
September 30, 2023
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Ares XL CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 7.51%, maturity January 15, 2029)	11/30/2017	$31,683,000	$6,252,400	$3,614,382

Ares XLII CLO Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity January 22, 2028)	06/23/2021	21,910,000	7,428,090	3,101,713

ARES XLVI CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.23%, maturity January 15, 2030)	01/25/2022	6,400,000	2,981,441	1,921,695

Ares XLIX CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 21.01%, maturity July 22, 2030)	08/19/2022	7,600,000	2,582,928	2,004,369

Ares LVII CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.66%, maturity January 25, 2035)	08/22/2022	21,200,000	12,812,954	10,181,052

Ares LXI CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.26%, maturity October 20, 2034)	08/25/2021	13,000,000	10,601,405	7,800,000

Ares LXVII CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.68%, maturity January 25, 2036)	10/31/2022	9,180,000	7,385,474	6,923,132

Ares LXIV CLO Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 26.69%, maturity April 15, 2035)	06/08/2023	7,200,000	4,773,389	4,904,053

Atlas Senior Loan Funding XVII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.42%, maturity October 20, 2034)	09/20/2021	6,000,000	4,745,072	3,720,000

Atlas Senior Loan Fund XVIII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.10%, maturity January 18, 2035)	04/21/2022	6,000,000	3,994,851	2,940,000

Atrium XV
CLO subordinated notes(5)(7)(11), (Estimated yield 17.44%, maturity January 23, 2048)	09/17/2019	21,000,000	13,507,872	12,180,000

Bain Capital Credit CLO 2023-1, Limited
CLO subordinated notes(5)(7)(9), (Estimated yield 24.38%, maturity April 16, 2036)	06/27/2023	6,100,000	4,509,586	4,880,000

Battalion CLO VII Ltd.
CLO subordinated notes(5)(7)(10)(19), (Estimated yield 0.00%, maturity July 17, 2028)	07/03/2018	26,900,000	2,748,141	—

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
September 30, 2023
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
BlueMountain Fuji US CLO II Ltd.
CLO subordinated notes(5)(7), (Estimated yield 10.55%, maturity October 20, 2030)	02/13/2020	$27,980,000	$11,844,052	$7,834,400

BlueMountain CLO 2015-4 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 24.09%, maturity April 20, 2030)	07/22/2020	9,644,700	3,519,564	2,073,611

BlueMountain CLO 2016-3 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 30.73%, maturity November 15, 2030)	08/18/2020	9,897,500	4,056,377	2,820,788

BlueMountain CLO 2018-1 Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 30, 2030)	01/14/2020	9,000,000	2,098,494	1,012,500

BlueMountain CLO 2018-3 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.00%, maturity October 25, 2030)	06/11/2020	23,825,000	7,826,148	5,956,250

BlueMountain CLO XXXIV Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.55%, maturity April 20, 2035)	03/23/2022	10,700,000	10,219,237	9,095,000

Carlyle Global Market Strategies CLO 2013-2, Ltd.
CLO subordinated notes(5)(7)(10)(11)(19), (Estimated yield 0.00%, maturity January 18, 2029)	03/19/2013	16,098,067	1,174,342	1,610

Carlyle Global Market Strategies CLO 2013-4, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 3.60%, maturity January 15, 2031)	09/29/2021	14,500,000	4,411,567	2,320,000

Carlyle Global Market Strategies CLO 2014-5, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.24%, maturity July 15, 2031)	03/27/2019	7,134,333	2,362,170	1,248,508

Carlyle Us CLO 2020-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 22.69%, maturity July 20, 2034)	08/04/2023	23,500,000	12,904,167	12,925,000

Carlyle US CLO 2020-2, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 20.75%, maturity January 25, 2035)	10/21/2020	14,558,333	10,139,942	9,317,333

Carlyle US CLO 2021-8, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.48%, maturity October 20, 2034)	08/24/2021	42,537,500	31,493,450	28,287,438

Cathedral Lake CLO 2013, Ltd.
CLO subordinated notes(5)(7)(11)(19), (Estimated yield 0.00%, maturity October 15, 2029)	05/31/2018	21,350,000	4,104,830	427,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
September 30, 2023
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Catskill Park CLO, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity April 20, 2029)	02/10/2022	$7,942,500	$2,754,331	$992,813

CBAM 2021-14, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 12.31%, maturity April 20, 2034)	03/24/2022	20,050,000	14,968,630	10,626,500

Cedar Funding IV CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 24.34%, maturity July 23, 2034)	02/10/2022	42,847,225	19,838,827	18,852,779

Cedar Funding VIII CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.00%, maturity October 17, 2034)	01/28/2022	19,126,500	11,181,947	8,224,395

Cedar Funding XII CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.16%, maturity October 25, 2034)	03/23/2022	20,008,575	16,124,547	12,205,231

Cedar Funding XV CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.76%, maturity April 20, 2035)	02/16/2022	29,235,000	22,830,500	19,879,800

CIFC Fenway Warehouse II Ltd.
CLO subordinated warehouse notes(4)(5)(7), (Estimated yield 15.17%, maturity October 05, 2023)	01/27/2022	296,595	296,595	1,138,080

CIFC Funding 2014-III, Ltd.
CLO income notes(5)(7)(11)(19), (Estimated yield 0.00%, maturity October 22, 2031)	03/06/2018	18,225,000	6,089,739	3,462,750

CIFC Funding 2021-VII, Ltd.
CLO income notes(5)(7), (Estimated yield 18.28%, maturity January 23, 2035)	10/18/2021	27,435,000	23,373,100	21,948,000

Columbia Cent CLO 28 Limited
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity November 07, 2030)	01/14/2022	40,000,000	9,220,962	400,000

Crestline Denali CLO XVI, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity January 20, 2030)	06/10/2021	22,000,000	10,422,744	4,070,000

Dryden 33 Senior Loan Fund
CLO subordinated notes(5)(7)(10)(11)(19), (Estimated yield 0.00%, maturity April 15, 2029)	11/18/2020	9,600,000	—	2,496

Dryden 38 Senior Loan Fund
CLO subordinated notes(5)(7), (Estimated yield 4.27%, maturity July 15, 2030)	09/23/2021	13,100,000	5,587,755	2,620,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
September 30, 2023
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Dryden 53 CLO, LLC
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity January 15, 2031)	02/10/2022	$9,640,783	$3,392,500	$2,313,788

Dryden 75 CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.52%, maturity April 14, 2034)	08/17/2022	2,120,000	1,654,093	1,270,654

Dryden 78 CLO, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 26.19%, maturity April 17, 2033)	07/25/2023	7,250,000	4,429,214	4,277,500

Dryden 86 CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.27%, maturity July 17, 2030)	03/23/2022	35,350,000	24,450,774	18,735,500

Dryden 106 CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.19%, maturity October 15, 2035)	10/18/2022	29,477,500	22,365,837	17,746,841

Dryden 108 CLO. Ltd.
CLO subordinated notes(5)(7), (Estimated yield 28.46%, maturity July 18, 2035)	06/15/2023	18,600,000	12,778,748	13,020,000

Elevation CLO 2020-11, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 3.96%, maturity April 15, 2033)	02/21/2020	24,000,000	17,951,800	11,040,000

Elevation CLO 2021-12, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 10.50%, maturity April 20, 2032)	02/11/2021	27,190,000	18,359,989	10,604,100

Elevation CLO 2021-14, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 10.29%, maturity October 20, 2034)	09/21/2021	32,000,000	25,479,876	16,960,000

Elmwood CLO 14 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.64%, maturity April 20, 2035)	07/24/2023	26,200,000	21,131,475	21,746,000

Elmwood CLO V Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.82%, maturity October 20, 2034)	01/25/2022	10,400,000	10,561,838	10,608,000

Elmwood CLO XII Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 22.76%, maturity January 20, 2035)	07/24/2023	10,750,000	8,143,161	8,425,850

Fillmore Park CLO, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 34.70%, maturity July 15, 2030)	07/13/2023	5,950,000	2,408,930	2,499,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
September 30, 2023
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Highbridge Loan Management 3-2014, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 18, 2029)	06/19/2020	$25,500,000	$6,327,059	$1,785,000

Highbridge Loan Management 5-2015, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 12.54%, maturity October 15, 2030)	08/03/2021	23,125,000	5,639,830	3,848,231

HPS Loan Management 10-2016, Ltd.
CLO income notes(5)(7), (Estimated yield 16.42%, maturity January 20, 2028)	10/21/2021	24,460,380	11,604,310	8,438,831

HPS Loan Management 2021-16, Ltd.
CLO income notes(5)(7), (Estimated yield 16.01%, maturity January 23, 2035)	11/12/2021	24,174,000	21,010,357	16,438,320

ICG US CLO 2014-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 26.38%, maturity October 20, 2034)	03/01/2023	28,687,500	5,852,746	5,594,063

ICG US CLO 2018-2, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.35%, maturity July 22, 2031)	05/24/2022	17,950,000	7,624,699	5,564,500

Kings Park CLO, Ltd.
CLO income notes(5)(7), (Estimated yield 18.08%, maturity January 21, 2035)	12/07/2021	30,552,500	22,967,857	21,386,750

KVK CLO 2013-1, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity January 14, 2028)	09/22/2020	3,950,000	991,513	592,500

LCM 35 Ltd.
CLO income notes(5)(7), (Estimated yield 18.50%, maturity October 15, 2034)	10/28/2021	28,000,000	20,634,368	15,092,043

LCM 40 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 31.83%, maturity January 15, 2036)	04/20/2023	17,000,000	12,456,691	14,145,630

Longfellow Place CLO, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity April 15, 2029)	01/11/2018	19,640,000	5,309,310	1,964

Madison Park Funding XI, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 7.36%, maturity July 23, 2047)	01/21/2022	11,000,000	2,765,376	2,145,000

Madison Park Funding XIII, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 3.15%, maturity April 19, 2030)	09/17/2019	21,500,000	7,644,794	5,375,000

(Continued on next page)
See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
September 30, 2023
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Madison Park Funding XV, Ltd.
CLO subordinated notes(5)(7)(10)(19), (Estimated yield 0.00%, maturity January 27, 2026)	03/07/2019	$34,300,000	$—	$44,590

Madison Park Funding XIX, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 23.86%, maturity January 22, 2028)	04/06/2023	12,093,750	4,825,890	6,046,875

Madison Park Funding XXI, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.93%, maturity October 15, 2032)	01/26/2022	7,000,000	4,789,132	4,060,000

Madison Park Funding XXIV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 10.26%, maturity October 20, 2029)	03/28/2019	3,568,750	1,694,869	1,320,438

Madison Park Funding XXVIII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.47%, maturity July 15, 2030)	02/01/2022	4,267,000	2,436,119	2,096,277

Madison Park Funding XXX, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 28.64%, maturity April 15, 2047)	02/23/2018	17,550,000	9,531,679	8,147,487

Madison Park Fund XLI, Ltd. (fka: Atrium XII CLO)
CLO subordinated notes(5)(7), (Estimated yield 11.32%, maturity April 22, 2027)	10/08/2015	39,075,000	16,984,469	15,630,000

Man GLG US CLO 2018-2 Ltd.
CLO subordinated notes(5)(7)(10)(19), (Estimated yield 0.00%, maturity October 15, 2028)	02/18/2021	32,000,000	—	89,600

Marble Point CLO XVII Ltd.
CLO subordinated notes(5)(7), (Estimated yield 25.29%, maturity April 20, 2033)	05/09/2023	12,000,000	5,957,102	6,000,000

Marble Point CLO XVIII Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.61%, maturity October 15, 2050)	01/25/2022	25,500,000	19,894,509	15,300,000

Marble Point CLO XXIV Ltd.
CLO subordinated notes(5)(7), (Estimated yield 22.80%, maturity April 20, 2035)	01/24/2023	21,690,000	16,029,366	14,966,100

Medalist Partners Corporate Finance CLO VI Ltd.
CLO subordinated notes(5)(7), (Estimated yield 29.69%, maturity April 17, 2033)	09/20/2023	10,000,000	3,531,313	3,500,000

Midocean Credit CLO II
CLO income notes(5)(7)(19), (Estimated yield 0.00%, maturity January 29, 2030)	06/17/2021	13,600,000	3,256,849	136,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
September 30, 2023
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Midocean Credit CLO III
CLO income notes(5)(7)(19), (Estimated yield 0.00%, maturity April 21, 2031)	04/24/2019	$16,650,000	$5,610,318	$832,500

Midocean Credit CLO VI
CLO income notes(5)(7), (Estimated yield 12.45%, maturity April 20, 2033)	11/08/2016	29,700,000	21,502,772	11,880,000

Milford Park CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 21.26%, maturity July 20, 2035)	05/12/2022	32,960,000	27,618,359	28,345,600

MP CLO VIII, Ltd.
CLO income notes(5)(7), (Estimated yield 13.87%, maturity April 28, 2034)	11/10/2021	11,000,000	4,254,779	2,860,000

Nassau 2017-II Ltd.
CLO income notes(5)(7)(19), (Estimated yield 0.00%, maturity January 15, 2030)	09/17/2019	24,400,000	8,200,260	2,440

Neuberger Berman CLO XIV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 11.77%, maturity January 28, 2030)	01/26/2022	7,800,000	2,384,317	1,560,000

Nyack Park CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.84%, maturity October 20, 2034)	09/02/2021	30,000,000	25,038,772	22,500,000

Oaktree CLO 2018-1 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 21.61%, maturity October 20, 2030)	08/25/2022	11,750,000	4,671,917	4,053,750

OCP CLO 2015-9, Ltd
CLO subordinated notes(5)(7), (Estimated yield 28.13%, maturity January 15, 2033)	04/12/2023	10,000,000	3,896,334	3,700,000

OCP CLO 2015-10, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 28.05%, maturity January 26, 2034)	07/06/2023	24,750,000	10,611,602	10,890,000

OCP CLO 2020-18, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.23%, maturity July 20, 2032)	08/16/2022	27,840,000	12,069,920	10,579,200

OCP CLO 2021-22, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 21.83%, maturity December 02, 2034)	07/26/2022	7,950,000	6,067,816	5,962,500

Octagon Investment Partners XXII, Ltd.
CLO subordinated notes(5)(7)(11)(19), (Estimated yield 0.00%, maturity January 22, 2030)	06/07/2018	32,055,000	9,740,036	4,487,700

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
September 30, 2023
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Octagon Investment Partners 36, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity April 15, 2031)	08/24/2021	$10,250,000	$3,996,185	$2,261,519

Octagon Investment Partners 38, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.07%, maturity July 20, 2030)	09/13/2022	10,000,000	4,083,474	3,000,000

Octagon Investment Partners 40, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.74%, maturity January 20, 2035)	02/14/2019	7,000,000	4,319,157	3,430,000

Octagon Investment Partners 42, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 22.93%, maturity July 15, 2034)	08/16/2023	11,100,000	5,934,574	5,903,109

Octagon Investment Partners 48, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.97%, maturity October 20, 2034)	07/25/2022	10,250,000	8,111,559	7,175,000

Octagon Investment Partners 49, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 25.40%, maturity January 18, 2033)	07/28/2023	6,000,000	2,422,688	2,517,345

Octagon 57, Ltd.
CLO income notes(5)(7)(11), (Estimated yield 19.05%, maturity October 15, 2034)	10/13/2021	31,725,000	24,347,741	19,827,552

Octagon 60, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.24%, maturity October 20, 2035)	09/08/2022	35,750,000	30,286,910	25,740,000

OFSI BSL VIII, Ltd.
CLO preferred shares(5)(7)(19), (Estimated yield 0.00%, maturity August 16, 2029)	04/26/2019	8,500,000	3,258,095	510,000

OFSI BSL X, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 27.67%, maturity April 20, 2034)	08/01/2023	24,700,000	14,485,720	14,079,000

OZLM VII, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 17, 2029)	01/29/2020	21,891,673	3,301,922	402,873

OZLM IX, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 3.18%, maturity October 20, 2031)	06/24/2022	13,000,000	1,854,509	1,560,000

OZLM XIV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.66%, maturity July 15, 2034)	12/07/2015	31,810,472	13,828,813	9,376,894

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
September 30, 2023
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
OZLM XIX, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 21.89%, maturity January 15, 2035)	04/29/2022	$36,897,500	$17,814,838	$14,632,636

Regatta Charlie
CLO subordinated warehouse notes(4)(5)(7), (Estimated yield 13.95%, maturity July 13, 2023)	02/04/2022	4,646,250	4,646,250	4,646,250

Regatta VI Funding Ltd.
CLO income notes(5)(7), (Estimated yield 9.42%, maturity April 20, 2034)	10/21/2021	22,000,000	11,040,412	7,480,000

Regatta XVIII Funding Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.94%, maturity January 15, 2034)	02/18/2021	28,886,856	21,678,897	19,931,931

Regatta XXII Funding Ltd.
CLO subordinated notes(5)(7), (Estimated yield 22.17%, maturity July 20, 2035)	05/06/2022	38,823,000	29,625,561	32,611,320

Regatta XXIII Funding Ltd.
CLO income notes(5)(7)(11), (Estimated yield 15.20%, maturity January 20, 2035)	11/04/2021	25,829,333	20,431,672	18,080,533

Riserva CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.59%, maturity January 18, 2034)	03/18/2022	2,400,000	1,329,130	1,056,000

Rockford Tower CLO 2019-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 25.28%, maturity April 20, 2034)	09/13/2023	7,500,000	4,598,621	4,500,000

Rockford Tower CLO 2022-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.74%, maturity July 20, 2035)	05/06/2022	34,068,750	28,151,252	24,188,813

Rockford Tower CLO 2022-3, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 33.86%, maturity January 20, 2035)	05/09/2023	21,000,000	14,410,944	15,330,000

Rockland Park CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.51%, maturity April 20, 2034)	04/26/2021	28,750,000	22,343,426	18,687,500

Romark CLO – V Ltd.
CLO income notes(5)(7), (Estimated yield 17.87%, maturity January 15, 2035)	11/18/2021	27,000,000	20,082,118	14,445,000

Sculptor CLO XXIX, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 24.75%, maturity October 22, 2034)	09/20/2023	20,150,000	11,089,560	11,011,975

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
September 30, 2023
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Shackleton 2013-IV-R CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 21.12%, maturity April 13, 2031)	08/14/2018	$24,500,000	$6,043,152	$2,413,402

Shackleton 2014-V-R CLO, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 5.64%, maturity May 07, 2031)	09/17/2019	20,750,000	5,566,653	4,461,250

Signal Peak CLO 4, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 29.01%, maturity October 26, 2034)	08/09/2023	7,056,061	2,205,993	2,328,500

Signal Peak CLO 9, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.68%, maturity July 21, 2034)	07/19/2021	22,860,000	18,446,094	14,859,000

Signal Peak CLO 10, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.17%, maturity January 24, 2035)	02/16/2023	10,000,000	7,071,583	6,500,000

Sound Point CLO V-R, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 18, 2031)	05/04/2021	44,500,000	5,512,760	2,225,000

Sound Point CLO VI-R, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity October 20, 2031)	05/01/2018	24,656,983	4,859,669	1,109,564

Sound Point CLO XX, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 26, 2031)	07/07/2021	13,000,000	6,168,801	2,470,000

Sound Point CLO XXIX, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 26.68%, maturity April 25, 2034)	08/09/2023	21,428,000	10,171,664	10,499,720

Sound Point CLO XXX, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 27.65%, maturity July 25, 2034)	08/03/2023	21,151,500	10,348,555	10,575,750

Sound Point CLO XXXIII, Ltd
CLO subordinated notes(5)(7), (Estimated yield 27.58%, maturity April 25, 2035)	06/01/2023	15,733,176	7,946,989	8,338,583

Symphony CLO XVII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 26.98%, maturity April 15, 2028)	06/21/2023	5,000,000	1,127,571	1,224,572

Telos CLO 2013-3, Ltd.
CLO subordinated notes(5)(7)(11)(19), (Estimated yield 0.00%, maturity July 17, 2026)	01/25/2013	14,332,210	6,266,409	1,433

(Continued on next page)
See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
September 30, 2023
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Telos CLO 2014-6, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity January 17, 2027)	11/08/2017	$21,400,000	$9,166,640	$2,140

THL Credit Wind River 2017-1 CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 10.31%, maturity April 18, 2036)	02/02/2017	14,200,000	8,693,311	5,964,000

THL Credit Wind River 2018-3 CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.23%, maturity January 20, 2031)	03/02/2022	25,400,000	17,932,842	12,446,000

Tralee CLO II, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 20, 2029)	06/06/2018	6,300,000	1,683,974	630

Tralee CLO IV, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity January 20, 2030)	12/21/2017	13,270,000	5,502,595	1,327

Venture XV CLO, Limited
CLO subordinated notes(5)(7)(11)(19), (Estimated yield 0.00%, maturity July 15, 2032)	01/31/2018	15,992,521	4,355,715	1,439,327

Venture XVII CLO, Limited
CLO subordinated notes(5)(7)(11)(19), (Estimated yield 0.00%, maturity April 15, 2027)	01/09/2017	17,000,000	6,377,579	170,000

Venture XX CLO, Limited
CLO subordinated notes(5)(7)(10)(11)(19), (Estimated yield 0.00%, maturity April 15, 2027)	07/27/2018	7,200,000	532,119	—

Venture XXI CLO, Limited
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 15, 2027)	08/16/2017	30,000,000	13,459,356	3,000

Venture XXII CLO, Limited
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity January 15, 2031)	02/09/2022	18,500,000	7,636,234	3,052,500

Venture XXIII CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 19.31%, maturity July 19, 2034)	05/24/2022	4,125,000	1,459,101	866,250

Venture XXV CLO, Limited
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity April 20, 2029)	09/25/2020	13,750,000	2,863,151	412,500

Venture 37 CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 7.55%, maturity July 15, 2032)	05/28/2019	8,500,000	5,214,806	2,550,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
September 30, 2023
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Venture 40 CLO, Limited
CLO subordinated notes(5)(7)(10)(11)(19), (Estimated yield 0.00%, maturity November 24, 2031)	10/16/2020	$17,580,000	$—	$—

Venture 41 CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 20.28%, maturity January 20, 2034)	04/06/2022	9,000,000	7,056,189	5,310,000

Venture 42 CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 19.00%, maturity April 15, 2034)	03/15/2021	7,000,000	5,295,364	3,990,000

Venture 44 CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 18.44%, maturity October 20, 2034)	08/16/2021	24,750,000	19,058,350	13,612,500

Venture 47 CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 28.52%, maturity April 20, 2036)	03/14/2023	13,000,000	10,236,300	11,310,000

Venture 48 CLO, Limited
CLO subordinated notes(5)(7)(9), (Estimated yield 26.68%, maturity October 20, 2036)	08/24/2023	26,848,000	21,447,519	20,867,876

Vibrant CLO III, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 2.90%, maturity October 20, 2031)	02/05/2019	31,810,000	10,079,909	3,976,250

Vibrant CLO XIV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 23.11%, maturity October 20, 2034)	08/17/2022	24,900,000	17,165,673	14,940,000

Voya CLO 2020-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.14%, maturity July 16, 2034)	03/08/2022	15,500,000	11,687,802	10,230,000

Voya CLO 2020-3, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.99%, maturity October 20, 2031)	05/03/2022	10,500,000	8,790,195	8,505,000

Wellfleet 2016-2 CLO, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity October 20, 2028)	09/28/2016	11,000,000	5,280,208	1,100

Wellfleet CLO X, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 3.18%, maturity July 20, 2032)	12/03/2020	7,310,000	3,645,330	1,169,600

Wellfleet CLO 2017-1, Ltd.
CLO income notes(5)(7)(19), (Estimated yield 0.00%, maturity April 20, 2029)	11/03/2021	2,000,000	927,895	30,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
September 30, 2023
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
West CLO 2014-1, Ltd.
CLO subordinated notes(5)(7)(10)(11)(19), (Estimated yield 0.00%, maturity July 18, 2026)	11/16/2018	$20,250,000	$92,621	$83,025

Wind River 2021-2 CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.92%, maturity July 20, 2034)	05/14/2021	30,700,000	22,757,049	18,420,000

Wind River 2021-4 CLO Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 27.91%, maturity January 20, 2035)	08/15/2023	9,096,750	5,783,800	5,639,985

Wind River 2023-1 CLO Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 14.73%, maturity April 25, 2036)	03/13/2023	42,300,000	38,009,581	29,610,000

York CLO-5 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 25.88%, maturity October 22, 2031)	05/20/2021	32,625,000	16,689,369	15,986,250

York CLO-2 Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 29.04%, maturity January 22, 2031)	05/18/2022	8,379,000	3,360,720	3,770,550

Zais CLO 7, Limited
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity April 15, 2030)	06/29/2021	9,200,000	1,764,641	920

Zais CLO 8, Limited
CLO subordinated notes(5)(7)(11)(19), (Estimated yield 0.00%, maturity April 15, 2029)	02/23/2018	3,500,000	1,340,274	17,500

Zais CLO 9, Limited
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 20, 2031)	06/19/2018	12,700,000	6,093,630	1,270,000
			$1,754,316,562	$1,347,484,615

Collateralized Loan Obligation Fee Notes – Equity Investments – Other CLO Equity Related Investments
Structured Finance – Equity Fee Note Investments
AMMC CLO 25, Limited
CLO subordinated fee notes(5)(7)(18), (maturity April 15, 2035)	04/27/2022	19,000,000	1,096,738	868,319

Ares LXI CLO Ltd.
CLO subordinated fee notes(5)(7)(18), (maturity October 20, 2034)	08/25/2021	13,000,000	345,970	319,202

BlueMountain Fuji US CLO II Ltd.
CLO subordinated fee notes(5)(7)(18), (maturity October 20, 2030)	12/22/2021	55,350,000	—	66,641

Columbia Cent CLO 28 Limited
CLO subordinated fee notes(5)(7)(18), (maturity November 07, 2030)	12/22/2021	40,000,000	—	—

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
September 30, 2023
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation Fee Notes – Equity Investments – Other CLO Equity Related Investments (continued)
Structured Finance – Equity Fee Note Investments (continued)
Highbridge Loan Management 3-2014, Ltd.
CLO subordinated fee notes(5)(7)(18), (maturity July 18, 2029)	04/06/2022	$25,500,000	$—	$55,471

HPS Loan Management 2021-16, Ltd.
CLO subordinated fee notes(5)(7)(18), (maturity January 23, 2035)	11/12/2021	24,174,000	735,742	653,931

Man GLG US CLO 2018-2 Ltd.
CLO subordinated fee notes(5)(7)(18), (maturity October 15, 2028)	04/20/2021	32,000,000	—	—

Point AU Roche Park CLO, Ltd.
CLO subordinated M1 fee notes(5)(7)(18), (maturity July 20, 2034)	05/28/2021	12,320,000	133,535	105,775

Point AU Roche Park CLO, Ltd.
CLO subordinated M2 fee notes(5)(7)(18), (maturity July 20, 2034)	05/28/2021	12,320,000	240,707	197,506

Octagon 57, Ltd.
CLO subordinated fee notes(5)(7)(11)(18), (maturity October 15, 2034)	10/13/2021	31,725,000	597,685	511,689

Octagon 60, Ltd.
CLO subordinated fee notes(5)(7)(18), (maturity October 20, 2035)	09/08/2022	35,750,000	1,182,465	1,005,957

Regatta VI Funding Ltd.
CLO subordinated R1 fee notes(5)(7)(18), (maturity April 20, 2034)	10/21/2021	42,000,000	56,964	100,411

Regatta VI Funding Ltd.
CLO subordinated R2 fee notes(5)(7)(18), (maturity April 20, 2034)	10/21/2021	42,000,000	318,327	770,455

Regatta XVIII Funding Ltd.
CLO subordinated fee notes(5)(7)(11)(18), (maturity January 15, 2034)	02/18/2021	28,886,856	303,291	305,887

Regatta XXIII Funding Ltd.
CLO subordinated fee notes(5)(7)(11)(18), (maturity January 20, 2035)	11/04/2021	22,496,000	375,145	344,847

Rockland Park CLO, Ltd.
CLO subordinated M1 fee notes(5)(7)(18), (maturity April 20, 2034)	04/26/2021	28,750,000	266,573	219,792

Rockland Park CLO, Ltd.
CLO subordinated M2 fee notes(5)(7)(18), (maturity April 20, 2034)	04/26/2021	28,750,000	496,075	447,886

Rockford Tower CLO 2021-3, Ltd.
CLO subordinated fee notes(5)(7)(11)(18), (maturity October 20, 2034)	09/22/2021	29,264,625	387,900	326,674

Rockford Tower CLO 2022-1, Ltd.
CLO subordinated fee notes(5)(7)(18), (maturity July 20, 2035)	05/06/2022	34,068,750	470,731	429,437

Romark CLO – V Ltd.
CLO subordinated fee notes(5)(7)(18), (maturity January 15, 2035)	11/18/2021	27,000,000	702,444	208,839

THL Credit Wind River 2017-1 CLO Ltd.
CLO subordinated fee notes(5)(7)(18), (maturity April 18, 2029)	02/02/2017	11,563,637	83,256	547,765

(Continued on next page)
See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
September 30, 2023
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation Fee Notes – Equity Investments – Other CLO Equity Related Investments (continued)
Structured Finance – Equity Fee Note Investments (continued)
Tralee CLO IV, Ltd.
CLO subordinated fee notes(5)(7)(18), (maturity January 20, 2030)	03/16/2018	$286,377	$—	$—

Venture XXV CLO, Limited
CLO subordinated fee notes(5)(7)(18), (maturity April 20, 2029)	09/25/2020	12,500,000	—	19,030

Venture 42 CLO, Limited
CLO subordinated Y fee notes(5)(7)(18), (maturity April 15, 2034)	03/15/2021	582,524	272,694	235,955

Wellfleet CLO X, Ltd.
CLO subordinated fee notes(5)(7)(11)(18), (maturity July 20, 2032)	06/30/2021	7,310,000	13,449	5,744

Wind River 2021-2 CLO Ltd.
CLO subordinated fee notes(5)(7)(18), (maturity July 20, 2034)	05/14/2021	30,700,000	500,608	455,310

York CLO-5 Ltd.
CLO subordinated fee notes(5)(7)(18), (maturity October 22, 2031)	06/30/2021	21,500,000	78,409	25,147

CLO other(8)(18)	Various(16)		4,421,462	4,664,396
Total Other CLO Equity Related Investments			$13,080,170	$12,892,066	1.29%
Total Structured Finance – Equity Investments			$1,767,396,732	$1,360,376,681	136.25%
Total Collateralized Loan Obligation – Equity Investments			$1,767,396,732	$1,360,376,681	136.25%
Total Investments			$1,859,803,816	$1,442,843,274	144.51%

Cash Equivalents
First American Government Obligations Fund, Class Z Shares, 5.22%(12)		24,815,412	$24,815,412	$24,815,412
Total Cash Equivalents			$24,815,412	$24,815,412	2.49%

Total Investments and Cash Equivalents			$1,884,619,228	$1,467,658,686	147.00%

____________

(1)       We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)       Fair value is determined in good faith by the Board of Directors of the Fund.

(3)       Cost value reflects accretion of original issue discount or market discount.

(4)       The subordinated notes represent an investment in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO vehicle.

(5)       Cost value reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.

(6)       The CLO secured notes generally bear interest at a rate determined by reference to three-month LIBOR which resets quarterly. For each CLO debt investment, the rate provided is as of September 30, 2023.

(7)       The CLO subordinated notes, preferred shares and income notes are considered equity positions in the CLO’s vehicle. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the CLO’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(8)       Fair value includes the Fund’s interest in subordinated fee notes, and represents discounted cash flows associated with fees earned from those fee notes.

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
September 30, 2023
(Unaudited)

(9)       Investment has not made inaugural distribution for relevant period end. Please refer to “Note 3. Summary of Significant Accounting Policies — Investment Income.”

(10)     The CLO equity investment was optionally redeemed. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost. Please refer to “Note 3. Summary of Significant Accounting Policies — Securities Transactions.”

(11)     Investment is co-invested with the Fund’s affiliates. See “Note 5. Related Party Transactions.”

(12)     Represents cash equivalents held in a money market fund as of September 30, 2023.

(13)     The fair value of the investment was determined using significant unobservable inputs. See “Note 4. Fair Value.”

(14)     The Fund generally acquires its investments in transactions not subject to registration under the Securities Act of 1933, as amended (the “Securities Act”). These investments are generally subject to restrictions as “restricted securities” (within the meaning of the Securities Act). Unless otherwise noted, all securities were acquired in transactions not subject to registration under the Securities Act.

(15)     Acquisition date represents the initial date of purchase.

(16)     Cost and fair value total represents multiple investments which were purchased within one year prior to September 30, 2023.

(17)     The principal balance outstanding for this debt investment, in whole or in part, is indexed to the 90-day Secured Overnight Financing Rate “SOFR”.

(18)     Cost value reflects amortized cost.

(19)     As of September 30, 2023, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost.

(20)     As September 30, 2023, the investment includes interest income capitalized as additional investment principal (“PIK” Interest). The PIK interest rate for CLO debt positions represents the interest rate at payment date when PIK interest is received. Please refer to “Note 3. Summary of Significant Accounting Policies — Payment-In-Kind.

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.
STATEMENT OF OPERATIONS
(Unaudited)

Six Months Ended September 30, 2023
INVESTMENT INCOME
Income from securitization vehicles and investments	$135,530,704
Interest income – debt investments	6,978,736
Other income	2,421,167
Total investment income	144,930,607

EXPENSES
Interest expense	16,429,669
Base management fees	13,568,006
Incentive fees	21,708,851
Excise tax expense	3,556,932
Professional fees	836,507
Administrator expense	496,923
General and administrative	939,229
Directors’ fees	167,000
Insurance expense	140,861
Transfer agent and custodian fees	251,226
Total expenses	58,095,204
Net investment income	86,835,403
Net change in unrealized appreciation on investments	40,273,703
Net realized loss on investments	(11,863,908)
Net realized gain and net change in unrealized appreciation	28,409,795
Net increase in net assets resulting from operations	$115,245,198

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.
STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited) Six Months Ended September 30, 2023	Year Ended March 31, 2023
Increase (Decrease) in net assets from operations:
Net investment income	$86,835,403	$153,537,602
Net change in unrealized appreciation (depreciation) on investments	40,273,703	(304,405,051)
Net realized losses on investments	(11,863,908)	(20,421,298)
Net increase (decrease) in net assets resulting from operations	115,245,198	(171,288,747)
Distributions of net investment income	(86,513,345)	(142,666,077)
Total distributions to stockholders	(86,513,345)	(142,666,077)

Capital share transactions:
Issuance of common stock (net of underwriting fees and offering costs of $1,975,890 and $1,602,669, respectively)	164,942,865	139,817,070
Reinvestment of distributions	11,584,161	20,132,491
Net increase in net assets from capital share transactions	176,527,026	159,949,561

Total increase (decrease) in net assets	205,258,879	(154,005,263)
Net assets at beginning of period/year	793,151,036	947,156,299

Net assets at end of period/year	$998,409,915	$793,151,036

Capital share activity:
Shares issued	32,931,214	23,875,115
Shares issued from distribution reinvestment plan	2,398,929	3,719,788
Net increase in capital share activity	35,330,143	27,594,903

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.
STATEMENT OF CASH FLOWS
(Unaudited)

Six Months Ended September 30, 2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$115,245,198
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Accretion of discount on investments	(1,202,273)
Amortization of deferred issuance costs on mandatorily redeemable preferred stock	699,036
Amortization of deferred offering costs on common stock	16,747
Amortization of deferred issuance costs on notes payable – unsecured notes	516,378
Non-cash interest income due to payment-in-kind	(214,149)
Purchases of investments	(328,150,228)
Sales of investments	34,881,479
Repayments of principal and reductions to investment cost value	46,525,718
Net change in unrealized appreciation on investments	(40,273,703)
Expired deferred offering costs	29,973
Net realized loss on investments	11,863,908
Net reductions to CLO equity and related investment cost	78,972,705
Increase in distributions receivable	(4,292,161)
Increase in fee receivable	(29,276)
Increase in interest receivable	(1,581,449)
Decrease in prepaid expenses and other assets	167,094
Increase in base management fee payable	740,215
Increase in incentive fee payable	1,858,173
Decrease in excise tax payable	(748,693)
Increase in administrator expense payable	3,611
Decrease in accrued offering costs	(5,000)
Increase in accrued expenses	442,755
Net cash used in operating activities	(84,533,942)
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net of distribution reinvestment plan of $11,584,161)	(74,929,184)
Proceeds from the issuance of common stock	166,918,755
Underwriting fees and offering costs for the issuance of common stock	(1,975,890)
Deferred offering costs	(114,051)
Net cash provided by financing activities	89,899,630

Net increase in cash and cash equivalents	5,365,688
Cash and cash equivalents, beginning of period	21,740,106
Cash and cash equivalents, end of period	$27,105,794

SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$15,214,255
Cash paid for excise taxes	$4,305,625
NON-CASH ACTIVITIES
Value of shares issued in connection with dividend reinvestment plan	$11,584,161
Cost of securities purchased not settled	$2,295,000
Non-cash interest income due to payment-in-kind	$214,149

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 1. UNAUDITED INTERIM FINANCIAL STATEMENTS

Interim financial statements of Oxford Lane Capital Corp. (“OXLC,” “we,” “us,” “our,” or the “Fund”) are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form N-CSR. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for the fair statement of financial results for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Fund’s Form N-CSR for the year ended March 31, 2023, as filed with the Securities and Exchange Commission (“SEC”).

NOTE 2. ORGANIZATION

The Fund was incorporated under the General Corporation Laws of the State of Maryland on June 9, 2010. The Fund is a closed-end management investment company that has registered under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Fund has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s investment objective is to maximize its portfolio’s risk adjusted total return, and it currently seeks to achieve its investment objective by investing in structured finance investments, specifically the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles, which are collateralized primarily by a diverse portfolio of senior secured loans made to companies whose debt is unrated or is rated below investment grade (the “Senior Loans”) and, to a limited extent, subordinated and/or unsecured loans and bonds (together with the Senior Loans, the “CLO Assets”). The Fund’s investment activities are managed by Oxford Lane Management, LLC (“Oxford Lane Management”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Oxford Funds, LLC (“Oxford Funds”) is the managing member of Oxford Lane Management and serves as the administrator of the Fund. Under the investment advisory agreement with Oxford Lane Management (the “Investment Advisory Agreement”), the Fund has agreed to pay Oxford Lane Management an annual base management fee based on gross assets as well as an incentive fee based on its performance. For further detail please refer to “Note 5. Related Party Transactions.”

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements, which have been prepared in accordance with GAAP, include the accounts of the Fund. The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. Certain prior period figures have been reclassified from those originally published on Form N-CSR to conform to the current period presentation for comparative purposes. The Fund maintains its accounting records in U.S. dollars.

USE OF ESTIMATES

The financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates and such differences could be material.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and provide indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based upon experience, the Fund expects the risk of loss to be remote.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of deposits held at custodian banks, and highly liquid investments, such as money market funds, which contain investments with original maturities of three months or less. The Fund places its cash equivalents with financial institutions, and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit. Cash equivalents are classified as Level 1 assets and are included on the Fund’s Schedule of Investments. Cash equivalents are carried at cost or amortized cost which approximates fair value, and investments held in money market funds are valued at NAV per share.

At September 30, 2023, cash and cash equivalents were as follows:

September 30, 2023
Cash	$2,290,382
Cash Equivalents	24,815,412
Total Cash and Cash Equivalents	$27,105,794

INVESTMENT VALUATION

The Fund determines the fair values of its investment portfolio in accordance with the provisions of ASC 820, Fair Value Measurement (“ASC 820-10”) and Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Estimates made in the preparation of the Fund’s financial statements include the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. The Fund believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes. The Fund fair values each individual investment at least quarterly.

ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. The Fund considers the attributes of current market conditions on an ongoing basis and has determined that due to the general illiquidity of the market for its investment portfolio, whereby little or no market data exists, all of the Fund’s investments are based upon “Level 3” inputs as of September 30, 2023.

Our Board of Directors has adopted valuation policies and procedures (the “Valuation Policy”) that are intended to comply with Rule 2a-5. The Board determines the value of its investment portfolio at least quarterly, after consideration of the Valuation Committee’s recommendation of fair value. In connection with that determination, Oxford Lane Management compiles relevant information, including a financial summary, recent trading activity in the security, if known, price indications from third-party pricing services and recent purchases and sales known to Oxford Lane Management in similar securities. All available information, including non-binding indicative bids and indicative indications of pricing from a third-party pricing service, which may not be considered reliable, will be considered by the Board and/or the Valuation Committee. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Board and/or the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available. The Fund may elect to engage

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

third-party valuation firms to provide assistance to the Valuation Committee and Board of Directors in valuing certain of our investments. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of fair value. Changes in fair value, as described above, are recorded in the statement of operations as net change in unrealized appreciation/depreciation on investments.

Collateralized Loan Obligations — Debt and Equity

The Fund has acquired debt and equity positions in CLO investment vehicles and has purchased CLO warehouse facilities. These investments are special purpose financing vehicles. In valuing such investments, the Fund considers the indicative prices provided by a recognized industry pricing service as a primary source for the Fund’s CLO debt and equity positions, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. The Fund also considers those instances in which the record date for an equity distribution payment falls on or before the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution. Additional factors include any available information on other relevant transactions, including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, the Fund considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. In periods of illiquidity and volatility, the Fund may rely more heavily on other qualities and metrics, including, but not limited to, the collateral manager, time left in the reinvestment period, and expected cash flows and overcollateralization ratios, instead of the Fund’s generated valuation yields. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of fair value.

Securities Sold Under Agreement to Repurchase

The Fund may enter into an agreement whereby it sells securities to be repurchased at an agreed-upon price and date. Under such an agreement, the Fund accounts for this transaction as a collateralized financing transaction which is recorded at the contracted repurchase amount plus interest. Refer to “Note 9. Borrowings” for further details.

SHARE REPURCHASES

From time to time, the Board of Directors may authorize a share repurchase program under which shares of the Fund’s common stock are purchased in open market transactions. Since the Fund is incorporated in the State of Maryland, state law requires share repurchases to be accounted for as a share retirement. The cost of repurchased shares is charged against capital on the settlement date. There was no share repurchase program authorized on the Fund’s common stock for the six months ended September 30, 2023 and the year ended March 31, 2023.

PREFERRED STOCK

The Fund carries its mandatorily redeemable preferred stock at accreted cost on the Statement of Assets and Liabilities, and not fair value. Refer to “Note 8. Mandatorily Redeemable Preferred Stock” for further details.

PREPAID EXPENSES AND OTHER ASSETS

Prepaid expenses and other assets consists primarily of insurance costs.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

INVESTMENT INCOME

Income from securitization vehicles and investments

Income from investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40 Beneficial Interests in Securitized Financial Assets, based upon estimated cash flows, their expected timing, and expected redemption, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.

The Fund also records income on its investments in certain securitization vehicles (or “CLO warehouse facilities”) based on a stated rate per the underlying note purchase agreement plus accrued interest or, if there is no stated rate, then an estimated rate is calculated using a base case model projecting the timing of the ramp-up of the CLO warehouse facility.

Interest Income — Debt Investments

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of market discounts and/or original issue discount (“OID”) and amortization of market premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, if the Fund does not expect the borrower to be able to service its debt and other obligations, the Fund will, on a discretionary basis, place the debt instrument on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Fund generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Fund’s judgment, the payments are likely to remain current. As of September 30, 2023, the Fund did not have any investments in its portfolio on non-accrual status.

Interest income also includes a payment-in-kind (“PIK”) provision on certain investments in the Fund’s portfolio. Refer to the section below, “Payment-In-Kind,” for a description of the PIK provision and its impact on interest income.

Payment-In-Kind

The Fund has held debt investments in its portfolio which contain a contractual PIK provision. Certain PIK investments offer issuers the option at each payment date of making payments in cash or additional securities. PIK interest is computed at the contractual rate and is recorded as interest income. The PIK amount is added to the principal balance on the capitalization date. Upon capitalization, the PIK component is subject to the fair value estimates associated with the related investments. At the point the Fund believes PIK is not fully expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest is reversed from the related receivable through interest income. PIK investments on non-accrual status are restored to accrual status once it becomes probable that PIK will be realized.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Other Income

Other income includes distributions from fee letters and success fees associated with portfolio investments. Distributions from fee letters are an enhancement to the return on a CLO equity investments and are based upon a percentage of the collateral manager’s fees above the amortized cost and are recorded as other income when earned. The Fund may also earn success fees associated with its investment in CLO warehouse facilities, which are contingent upon a repayment of the warehouse by a permanent CLO securitization structure; such fees are earned and recognized when the repayment is completed.

U.S. FEDERAL INCOME TAXES

The Fund intends to operate so as to continue to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains timely distributed to stockholders. To qualify for RIC tax treatment, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s fiscal 2023 tax returns. The Fund identifies its major tax jurisdictions as U.S Federal and Connecticut State. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Distributions

The Fund’s distribution policy is based upon its estimate of its taxable net investment income, which includes actual distributions from the Fund’s CLO equity class investments, with further consideration given to its realized gains or losses on a taxable basis. Distributions from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP. Distributions from net investment income, if any, are expected to be declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carry-forward, are typically distributed to stockholders annually. Distributions to stockholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s distribution reinvestment plan, unless the stockholder has elected to have them paid in cash.

Amounts required to be distributed reflect estimates made by the Fund. Distributions paid by the Fund in accordance with RIC requirements are subject to re-characterization for tax purposes.

SECURITIES TRANSACTIONS

Securities transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification. An optional redemption (“optionally redeemed”) feature of a CLO allows a majority of the holders of the equity securities issued by the CLO issuer, after the end of a specified non-call period, to cause the redemption of the secured notes issued by the CLO with proceeds paid either through

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

the liquidation of the CLO’s assets or through a refinancing with new debt. The optional redemption is effectively a voluntary prepayment of the secured debt issued by the CLO prior to the stated maturity of such debt. Distributions received on CLO equity investments where the optional redemption feature has been exercised are first applied to the remaining cost basis until it is reduced to zero, after which distributions are recorded as realized gains.

DEFERRED OFFERING COSTS ON COMMON STOCK

Deferred offering costs on common stock consist of fees and expenses incurred in connection with the registration and public offer and sale of the Fund’s common stock, including legal, accounting and printing fees. These costs are deferred at the time of incurrence and are subsequently charged as a reduction to capital when the offering takes place or as shares are issued. Deferred offering costs are periodically reviewed and expensed if the related registration statement is no longer active or if the offering is unsuccessful.

DEFERRED DEBT AND MANDATORILY REDEEMABLE PREFERRED STOCK ISSUANCE COSTS

Deferred debt and mandatorily redeemable preferred stock issuance costs consist of fees and expenses incurred in connection with the closing or amending of debt offerings and mandatorily redeemable preferred stock and are capitalized at the time of payment. These costs are amortized using the straight-line method over the terms of the respective debt securities or preferred stock. The amortized expenses are included in interest expense in the Fund’s financial statements. The unamortized deferred debt or preferred stock issuance costs are included on the Fund’s Statement of Assets and Liabilities as a direct deduction from the related debt and mandatorily redeemable preferred stock liability. Upon early termination of debt or preferred stock, the remaining balance of unamortized fees related to such debt or preferred stock is accelerated into realized loss on redemption of debt or preferred stock on the Fund’s Statement of Operations.

NOTE 4. FAIR VALUE

The Fund’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10 at September 30, 2023, were as follows:

	Fair Value Measurements at Reporting Date Using
Assets ($ in millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total(1)
CLO debt	$—	$—	$82.5	$82.5
CLO equity	—	—	1,347.5	1,347.5
Other CLO equity related investments	—	—	12.9	12.9
Total investments at fair value	—	—	1,442.9	1,442.9
Cash equivalents	24.8	—	—	24.8
Total assets at fair value	$24.8	$—	$1,442.9	$1,467.7

____________

(1)      Totals may not sum due to rounding.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 4. FAIR VALUE (cont.)

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Fund’s financial liabilities disclosed, but not carried at fair value as of September 30, 2023 and the level of each financial liability within the fair value hierarchy:

($ in millions)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
6.75% Series 2024 Term Preferred Shares(1)	$67.9	$67.9	$—	$67.9	$—
6.25% Series 2027 Term Preferred Shares(1)	86.6	80.2	—	80.2	—
6.00% Series 2029 Term Preferred Shares(1)	65.4	57.8	—	57.8	—
7.125% Series 2029 Term Preferred Shares(1)	61.8	56.6	—	56.6	—
5.00% Unsecured Notes due 2027(2)	97.7	89.5	—	89.5	—
6.75% Unsecured Notes due 2031(2)	97.3	90.6	—	90.6	—
Total	$476.7	$442.6	$—	$442.6	$—

____________

(1)      For the Term Preferred Stock (as defined below), fair value is based upon the closing price on the last day of the period. The Term Preferred Stock are listed on the NASDAQ Global Select Market (trading symbols “OXLCM”, “OXLCP”, “OXLCO” and “OXLCN”).

(2)      For the 5.00% Unsecured Notes due 2027 and 6.75% Unsecured Notes due 2031, fair value is based upon the closing price on the last day of the period. The 5.00% Unsecured Notes due 2027 and 6.75% Unsecured Notes due 2031 are listed on the NASDAQ Global Select Market (trading symbol “OXLCZ” and “OXLCL”, respectively).

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASC 820-10, the following table provides quantitative information about the Fund’s Level 3 fair value measurements as of September 30, 2023. The Fund’s Valuation Policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Fund uses in determining fair value. If the Board of Directors, including upon recommendation of Oxford Lane Management, determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work may be undertaken. The weighted average calculations in the table below are based on the fair value within each respective valuation technique and methodology and asset category.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of September 30, 2023	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(3)	Impact to Valuation from an Increase in Input(4)
	($ in millions)
CLO debt	$82.5	Market Quotes	NBIB(1)	14.9% – 100.6%/75.1%	NA

CLO equity	1,254.6	Market Quotes	NBIB(1)	0.0% – 383.7%/41.6%	NA
	38.1	Yield Analysis	Discount Margin	0.0% – 33.8%/21.71%	Decrease
	43.9	Recent Transaction	Actual trade(5)	84.0% – 87.0%/84.8%	NA
	6.9	Net Present Value	NBIB(1)	16.6% – 60.9%/24.5%	NA
	4.0	Liquidation Net Asset Value(6)	NBIB(1)	0.0% – 16.2%/2.0%	NA
Other CLO equity related investments	12.9	Discounted cash flow(2)	Discount rate(2)	6.7% – 49.4%/18.9%	Decrease
Total Fair Value for Level 3 Investments	$1,442.9

____________

(1)      The Fund generally uses non-binding indicative bid prices (“NBIB”) provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments, which may be adjusted for pending equity distributions as of the valuation date. These prices are non-binding, and may not be determinative of fair value. Each price is evaluated by the Board of Directors in conjunction with additional information compiled by Oxford Lane Management, including performance and covenant compliance information as provided by the respective CLO’s independent trustee.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 4. FAIR VALUE (cont.)

(2)      The Fund will calculate the fair value of CLO equity side letters based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle.

(3)      Weighted averages are calculated based on fair value of investments.

(4)      The impact on fair value measurement of an increase in each unobservable input is in isolation. The discount rate is the rate used to discount future cash flows in a discounted cash flow calculation. An increase in discount rate, in isolation, would result in a decrease in a fair value measurement. Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

(5)      Prices provided by independent pricing services are evaluated in conjunction with actual trades and payoffs and, in certain cases, the value represented by actual trades or payoffs may be more representative of fair value as determined by the Board of Directors.

(6)      The fair value of those CLO equity and debt positions which have been optionally redeemed are generally valued using a liquidation NAV basis which represents the estimated expected residual value of the CLO as of the end of the period.

A reconciliation of the fair value of investments for the six months ended September 30, 2023, utilizing significant unobservable inputs, is as follows:

($ in millions)	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Other CLO Equity Related Investments	Total(2)
Balance at March 31, 2023	$52.7	$1,224.7	$12.4	$1,289.8
Realized gains (losses) included in earnings	—	(11.9)	—	(11.9)
Unrealized appreciation (depreciation) included in earnings	0.1	40.3	(0.2)	40.2
Accretion of discounts	1.2	—	—	1.2
Purchases	28.3	253.7	1.7	283.7
Sales and repayments	—	(81.4)	—	(81.4)
Reductions to CLO equity cost value(1)	—	(78.0)	(1.0)	(79.0)
Payment in Kind income	0.2	—	—	0.2
Transfers in and/or out of level 3	—	—	—	—
Balance at September 30, 2023(2)	$82.5	$1,347.5	$12.9	$1,442.9
The amount of total gains for the period included in earnings attributable to the change in unrealized gains or losses related to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$0.1	$19.2	$(0.2)	$19.1

____________

(1)      Reduction to cost value on the Fund’s CLO equity investments represents the difference between distributions received, or entitled to be received, for the six months ended September 30, 2023, of approximately $213.5 million and the effective yield interest income recognized on the Fund’s CLO equity subordinated notes of approximately $135.5 million, plus the amortization of cost of the Fund’s CLO equity fee notes of approximately $1.0 million. A reduction to cost value is not made for CLO warehouse investments.

(2)      Totals may not sum due to rounding.

There were no transfers in or out of Level 3 during the six months ended September 30, 2023.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 5. RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

Effective September 9, 2010, the Fund entered into the Investment Advisory Agreement with Oxford Lane Management, a registered investment adviser under the Advisers Act. Oxford Funds is the managing member of Oxford Lane Management and serves as the administrator of the Fund.

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay Oxford Lane Management a fee for advisory and management services consisting of two components — a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”).

The Management Fee is calculated at an annual rate of 2.00% of the Fund’s gross assets. For services rendered under the Investment Advisory Agreement, the Management Fee is payable quarterly in arrears. The Management Fee is calculated based on the average value of the Fund’s gross assets, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. The Management Fee for any partial month or quarter will be appropriately pro-rated. For the six months ended September 30, 2023, the Fund recognized an expense of approximately $13.6 million. At September 30, 2023, the Fund had a Management Fee payable of approximately $7.1 million.

The Incentive Fee is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means income from securitization vehicles and investments, interest income from debt investments and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from an investment) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Management Fee, expenses payable under the Administration Agreement to Oxford Funds, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-incentive fee net investment income includes accrued income that the Fund has not yet received in cash, such as the amount of any market discount it may accrete on debt instruments purchased below par value. Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses, and the Fund could incur Incentive Fees in periods when there is a net decrease in net assets from operations. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). For such purposes, the Fund’s quarterly rate of return is determined by dividing its pre-incentive net investment income by its reported net assets as of the prior period end. The Fund’s pre-incentive fee net investment income used to calculate the Incentive Fee is also included in the amount of its gross assets used to calculate the 2.00% Management Fee. The Fund pays Oxford Lane Management an Incentive Fee with respect to the Fund’s pre-incentive fee net investment income in each calendar quarter as follows:

•        No Incentive Fee in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

•        100% of Fund’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). The Fund refers to this portion of its pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up”. The “catch-up” is meant to provide Oxford Lane Management with 20% of the Fund’s pre-incentive fee net investment income as if a hurdle did not apply if the net investment income exceeds 2.1875% in any calendar quarter; and

•        20% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to Oxford Lane Management (once the hurdle is reached and the “catch-up” is achieved, 20% of all pre-incentive fee net investment income thereafter is allocated to Oxford Lane Management).

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 5. RELATED PARTY TRANSACTIONS (cont.)

There is no offset in subsequent quarters for any quarter in which an Incentive Fee is not earned. For the six months ended September 30, 2023, the Fund recognized Incentive Fee expense of approximately $21.7 million. At September 30, 2023, the Fund had an Incentive Fee payable of approximately $11.2 million.

Administration Agreement

Effective September 9, 2010, the Fund entered into an administration agreement (the “Administration Agreement”) with Oxford Funds to serve as its administrator. Under the Administration Agreement, Oxford Funds performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and for preparation of the reports to the Fund’s stockholders.

Oxford Funds assists the Fund in determining and publishing the Fund’s NAV, overseeing the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of Oxford Funds’ overhead in performing its obligations under the Administration Agreement, including rent, and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer and any administrative support staff, including accounting personnel. The Fund will also reimburse Oxford Funds for costs associated with the functions performed by the Fund’s chief compliance officer that Oxford Funds pays on behalf of the Fund pursuant to the terms of an agreement between the Fund and ACA Group, LLC (“ACA”). Other expenses that are paid by the Fund include legal, compliance, audit and tax services, market data services, excise taxes, if any, and miscellaneous office expenses. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Independent Director’s Compensation

Prior to October 1, 2023, independent directors received an annual fee of $90,000. In addition, the independent directors received $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, and relevant committee members received $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also received an additional annual fee of $10,000.

Effective October 1, 2023, independent directors continue to receive an annual fee of $90,000. In addition, the independent directors receive $4,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, and relevant committee members receive $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee continues to receive an additional annual fee of $10,000. No compensation is paid to directors who are interested persons of the Fund as defined in Section 2(a)(19) of the 1940 Act.

Certain directors, officers and other related parties, including members of Oxford Lane Management, owned, directly or indirectly, an approximate 0.4% of the common stock of the Fund at September 30, 2023.

Co-Investment Exemptive Relief

On June 14, 2017, the SEC issued an Order permitting the Fund and certain of its affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions. Subject to satisfaction of certain conditions to the Order, the Fund and certain of its affiliates are now permitted, together with any future

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 5. RELATED PARTY TRANSACTIONS (cont.)

business development companies, registered closed-end funds and certain private funds, each of whose investment adviser is the Fund’s investment adviser or an investment adviser controlling, controlled by, or under common control with Oxford Lane Management, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing the Fund’s stockholders with access to a broader array of investment opportunities.

Pursuant to the Order, the Fund is permitted to co-invest in such investment opportunities with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of its independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to the Fund and its stockholders and do not involve overreaching in respect of the Fund or its stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of the Fund’s stockholders and is consistent with the Fund’s then-current investment objective and strategies.

NOTE 6. CONCENTRATION OF CREDIT RISK

The Fund places its cash in a money market fund and, at times, cash and cash equivalents may exceed the Federal Deposit Insurance Corporation insured limit. In addition, the Fund’s portfolio may be concentrated in a limited number of investments, which will subject the Fund to a risk of significant loss if any of these investments defaults on its obligations if those sectors experience a market downturn.

NOTE 7. DISTRIBUTIONS

For the six months ended September 30, 2023, the Fund declared and paid distributions on its common stock of $0.465 per share, or $86,513,345. The Fund declared and paid distributions on its common stock of $0.90 per share, or $142,666,077 for the year ended March 31, 2023. The tax character of distributions paid for the six months ended September 30, 2023 represented, on an estimated basis, $86,513,345 million from ordinary income. The tax character of distributions paid for the year ended March 31, 2023 represented, on an estimated basis, $142,666,077 from ordinary income. For the year ended March 31, 2023 and the six months ended September 30, 2023, the amounts and sources of distributions reported are only estimates. The ultimate tax character of distributions is unknown until our tax return is filed. For the six months ended September 30, 2023 and for the year ended March 31, 2023, the Fund also declared and paid dividends on preferred stock of $9,339,255 and $17,706,986, respectively. The tax character of distributions paid on preferred stock represented ordinary income.

For the fiscal year ended March 31, 2023, the Fund had available $97,309,107 of long-term capital losses, which can be used to offset future capital gains. For the fiscal year ended March 31, 2023, the Fund did not utilize its capital loss carryforward. Under the current law, capital losses related to securities realized after October 31 of a taxable year and prior to the Fund’s fiscal year end (“post-October”) may be deferred as occurring the first day of the following fiscal year. For the fiscal year ended March 31, 2023, the Fund had no post-October losses to defer.

As of March 31, 2023, the estimated components of distributable earnings (accumulated losses) on a tax basis were as follows:

Distributable ordinary income	$180,977,013
Distributable long-term capital gains (capital loss carry forward)	(97,309,107)
Unrealized depreciation on investments*	(500,692,445)
Other timing differences	(2,747)

____________

*        The difference between book basis and tax basis unrealized gains/(losses) is due to the Fund’s CLO equity and partnership investments.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 7. DISTRIBUTIONS (cont.)

As of March 31, 2023, the effect of permanent “book/tax” reclassifications resulted in the following increase/(decrease) to the components of net assets:

Total distributable earnings/(accumulated losses)	$7,955,824
Paid-In-Capital	(7,955,824)

These differences are primarily due to the CLO equity investments, partnership investments, and non-deductible excise tax paid.

As of September 30, 2023, the aggregate gross unrealized appreciation for tax purposes was $28,760,768, and aggregate gross unrealized depreciation was $567,192,037. For tax purposes, the cost basis of the portfolio investments at September 30, 2023 was $1,981,274,543.

NOTE 8. MANDATORILY REDEEMABLE PREFERRED STOCK

The Fund has authorized 50 million shares of mandatorily redeemable preferred stock, at a par value of $0.01 per share, and had 11,486,721 shares issued and outstanding at September 30, 2023. During the six months ended September 30, 2023, the Fund had the following series of preferred stock outstanding: 6.75% Series 2024 Term Preferred Shares (the “6.75% Series 2024 Shares”); 6.25% Series 2027 Term Preferred Shares (the “6.25% Series 2027 Shares”); 6.00% Series 2029 Term Preferred Shares (the “6.00% Series 2029 Shares”); and its 7.125% Series 2029 Term Preferred Shares (the “7.125% Series 2029 Shares”), collectively the “Term Preferred Shares”, each issued in an underwritten public offering. The Fund is required to redeem all of the outstanding Term Preferred Shares on their respective redemption dates, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. The Fund cannot effect any amendment, alteration, or repeal of the Fund’s obligation to redeem all of the Term Preferred Shares without the prior unanimous vote or consent of the holders of such Term Preferred Shares. At any time on or after the optional redemption date, at the Fund’s sole option, the Fund may redeem the Term Preferred Shares at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Term Preferred Shares. The Fund, with the authorization by the Board of Directors, may repurchase any of the Term Preferred Shares from time to time in the open market and effectively extinguish the debt. As of September 30, 2023, there were no accumulated but unpaid dividends on the Fund’s Term Preferred Shares.

The Fund’s Term Preferred Share activity for the six months ended September 30, 2023, was as follows:
	6.75% Series 2024 Term Preferred Shares	6.25% Series 2027 Term Preferred Shares	6.00% Series 2029 Term Preferred Shares	7.125% Series 2029 Term Preferred Shares	Total
Shares outstanding at March 31, 2023	2,725,015	3,524,806	2,686,900	2,550,000	11,486,721
Shares issued	—	—	—	—	—
Shares redeemed	—	—	—	—	—
Shares outstanding at September 30, 2023	2,725,015	3,524,806	2,686,900	2,550,000	11,486,721

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 8. MANDATORILY REDEEMABLE PREFERRED STOCK (cont.)

The Fund’s Term Preferred Share balances as of September 30, 2023, were as follows:
	6.75% Series 2024 Term Preferred Shares	6.25% Series 2027 Term Preferred Shares	6.00% Series 2029 Term Preferred Shares	7.125% Series 2029 Term Preferred Shares	Total(2)
Principal value	$68,125,375	$88,120,150	$67,172,500	$63,750,000	$287,168,025
Deferred issuance cost	(250,037)	(1,472,220)	(1,751,104)	(1,925,215)	(5,397,577)
Carrying value(2)	$67,875,338	$86,647,930	$65,421,396	$61,824,785	$281,769,448
Fair value(1)	$67,934,624	$80,224,585	$57,768,350	$56,610,000	$262,537,559
Fair value price per share(1)	$24.93	$22.76	$21.50	$22.20

____________

(1)      Represents the September 30, 2023 closing market price per share of each respective series of Term Preferred Shares on the NASDAQ Global Select Market.

(2)      Totals may not sum due to rounding.

The terms of the Fund’s Term Preferred Share offerings are as set forth in the table below:
	6.75% Series 2024 Term Preferred Shares	6.25% Series 2027 Term Preferred Shares	6.00% Series 2029 Term Preferred Shares	7.125% Series 2029 Term Preferred Shares
Offering price per share	$25.00	$25.00	$25.00	$25.00
Term redemption date	June 30, 2024	February 28, 2027	August 31, 2029	June 30, 2029
Term redemption price per share	$25.00	$25.00	$25.00	$25.00
Optional redemption date	June 30, 2020	February 28, 2023	August 31, 2024	June 30, 2024
Stated interest rate	6.75%	6.25%	6.00%	7.125%

The Fund’s Term Preferred Shares had no accrued interest payable at September 30, 2023. Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Fund’s Term Preferred Shares. As of September 30, 2023, the Fund had an unamortized deferred debt issuance cost balance of approximately $5.4 million related to the issuance of the Term Preferred Shares.

The table below summarizes the components of interest expense, effective interest rates and cash paid on the Term Preferred Shares for the six months ended September 30, 2023:
	6.75% Series 2024 Term Preferred Shares	6.25% Series 2027 Term Preferred Shares	6.00% Series 2029 Term Preferred Shares	7.125% Series 2029 Term Preferred Shares	Total(3)
Stated interest expense(1)	$2,299,231	$2,753,755	$2,015,175	$2,271,094	$9,339,255
Amortization of deferred issuance costs	166,996	216,052	148,220	167,769	699,036
Total interest expense(3)	$2,466,227	$2,969,807	$2,163,395	$2,438,863	$10,038,292
Effective interest rate(2)	7.24%	6.74%	6.44%	7.65%	7.02%
Cash paid for interest	$2,299,231	$2,753,755	$2,015,175	$2,271,094	$9,339,255

____________

(1)      Stated interest is composed of distributions declared and paid of approximately $9.3 million for the six months ended September 30, 2023.

(2)      Represents the weighted average effective rate for each respective series of Term Preferred Shares.

(3)      Totals may not sum due to rounding.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 9. BORROWINGS

NOTES PAYABLE — 6.75% UNSECURED NOTES DUE 2031

On March 16, 2021, the Fund completed an underwritten public offering, including the full exercise of the underwriters’ 30-day overallotment option, of approximately $100.0 million in aggregate principal amount of 6.75% Unsecured Notes due 2031 (the “6.75% Notes”). The 6.75% Notes will mature on March 31, 2031 and may be redeemed in whole or in part at any time or from time to time at the Fund’s option on or after March 16, 2024. The 6.75% Notes bear interest at a rate of 6.75% per year payable quarterly on March 31, June 30, September 30, and December 31, of each year, commencing June 30, 2021.

The aggregate accrued interest payable on the 6.75% Notes as of September 30, 2023 was approximately $18,750. As of September 30, 2023, the Fund had unamortized deferred debt issuance costs of approximately $2.7 million, relating to the 6.75% Notes. The deferred debt issuance costs are being amortized over the term of the 6.75% Notes and are included in interest expense in the statement of operations. The effective annualized interest rate for the six months ended September 30, 2023 was approximately 7.09%.

NOTES PAYABLE — 5.00% UNSECURED NOTES DUE 2027

On January 13, 2022, the Fund completed an underwritten public offering, including the full exercise of the underwriters’ 30-day overallotment option, of approximately $100.0 million in aggregate principal amount of 5.00% Unsecured Notes due 2027 (the “5.00% Notes” and together with the 6.75% Notes, the “Notes”). The 5.00% Notes will mature on January 31, 2027 and may be redeemed in whole or in part at any time or from time to time at the Fund’s option on or after January 31, 2024. The 5.00% Notes bear interest at a rate of 5.00% per year payable quarterly on March 31, June 30, September 30, and December 31, of each year, commencing March 31, 2022.

The aggregate accrued interest payable on the 5.00% Notes as of September 30, 2023, was approximately $13,889. As of September 30, 2023, the Fund had unamortized deferred debt issuance costs of approximately $2.3 million, relating to the 5.00% Notes. The deferred debt issuance costs are being amortized over the term of the 5.00% Notes and are included in interest expense in the statement of operations. The effective annualized interest rate for the six months ended September 30, 2023 was approximately 5.66%.

NOTE 10. PURCHASES, SALES AND REPAYMENTS OF SECURITIES

During the six months ended September 30, 2023, purchases of securities totaled approximately $283.6 million including approximately $2.3 million of unsettled purchases. In addition, during the six months ended September 30, 2023, the Fund’s sales of securities totaled approximately $34.9 million. The Fund had approximately $46.5 million in repayments, excluding short-term investments, during the six months ended September 30, 2023.

NOTE 11. COMMITMENTS AND CONTINGENCIES

As of September 30, 2023, the Fund had a commitment to purchase Regatta Charlie preferred shares of approximately $11.1 million. The total commitment amount does not necessarily represent future cash requirements.

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcomes of these legal proceedings, if any, cannot be predicted with certainty, the Fund does not expect that these proceedings will have a material effect upon its financial condition or results of operations.

NOTE 12. INDEMNIFICATION

Under the Fund’s organizational documents, the Fund’s officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known, however, the Fund expects any risk of loss to be remote.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 13. FINANCIAL HIGHLIGHTS

Financial highlights for the six months ended September 30, 2023 and years ended March 31, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016, 2015, and 2014 are as follows:

	Six Months Ended September 30, 2023		Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value at beginning of period/year	$4.61		$6.56	$5.94	$3.58	$8.32	$10.08	$10.20	$7.04	$14.08	$16.26	$16.20
Net investment income(1)	0.47		0.97	1.01	0.88	1.25	1.41	1.61	1.54	1.64	1.37	1.24
Net realized and unrealized gains (losses)(2)	0.10		(2.11)	0.19	2.26	(5.39)	(1.92)	(0.12)	3.87	(6.28)	(1.14)	1.85
Total from investment operations	0.57		(1.14)	1.20	3.14	(4.14)	(0.51)	1.49	5.41	(4.64)	0.23	3.09
Distributions per share of net investment income(3)	(0.46)		(0.90)	(0.83)	(0.59)	(0.99)	(1.34)	(1.36)	(2.40)	(2.44)	(2.26)	(1.97)
Distributions per share from realized gain on investments(3)	—		—	—	—	—	—	—	—	—	(0.14)	(0.38)
Distributions of return of capital(3)	—		—	—	(0.42)	(0.63)	(0.28)	(0.25)	—	—	—	—
Distributions per share based on weighted average share impact(3)	—		—	—	0.02	(0.02)	(0.02)	(0.05)	(0.09)	(0.06)	(0.02)	(0.51)
Total distributions(3)	(0.46)		(0.90)	(0.83)	(0.99)	(1.64)	(1.64)	(1.66)	(2.49)	(2.50)	(2.42)	(2.86)
Effect of shares issued/repurchased, net of underwriting expense	0.09		0.09	0.25	0.21	1.05	0.40	0.06	0.25	0.11	0.02	(0.13)
Effect of offering costs	—		—	—	—	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.04)
Effect of shares issued/repurchased, net	0.09		0.09	0.25	0.21	1.04	0.39	0.05	0.24	0.10	0.01	(0.17)
Net asset value at end of period/year	$4.81		$4.61	$6.56	$5.94	$3.58	$8.32	$10.08	$10.20	$7.04	$14.08	$16.26
Per share market value at beginning of period/year	$5.23		$7.24	$6.30	$4.17	$9.84	$10.13	$11.13	$8.45	$14.82	$16.70	$15.98
Per share market value at end of period/year	$4.99		$5.23	$7.24	$6.30	$4.17	$9.84	$10.13	$11.13	$8.45	$14.82	$16.70
Total return based on market value(4)	4.48%		(15.53)%	28.56%	87.87%	(48.71)%	13.47%	6.41%	66.38%	(28.97)%	3.34%	20.23%
Total return based on net asset value(5)	14.43%		(16.01)%	24.45%	94.20%	(37.50)%	(1.39)%	14.56%	78.98%	(32.95)%	1.35%	14.88%
Shares outstanding at end of period/year	207,403,448		172,073,305	144,478,402	100,452,835	75,183,153	42,547,801	28,768,899	22,751,432	18,751,696	15,972,381	15,240,729

Ratios/Supplemental Data
Net assets at end of period/year (000’s)	$998,410		$793,151	$947,156	$596,254	$268,788	$353,832	$289,930	$232,048	$131,950	$224,933	$247,829
Average net assets (000’s)	$814,051		$827,142	$738,960	$419,391	$314,446	$315,037	$254,893	$173,005	$185,211	$239,703	$154,112
Ratio of net investment income to average daily net assets	21.77	%(7)	18.56%	16.21%	18.22%	23.20%	15.58%	15.83%	17.78%	15.57%	8.88%	6.55%
Ratio of expenses to average daily net assets	13.84	%(7)	13.14%	10.76%	12.14%	15.65%	12.80%	13.52%	15.71%	16.60%	10.58%	8.38%
Portfolio turnover rate(6)	6.30%		16.51%	56.07%	44.15%	17.56%	64.97%	53.42%	69.08%	32.02%	69.05%	28.81%

____________

(1)      Represents net investment income per share for the period, based upon average shares outstanding.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 13. FINANCIAL HIGHLIGHTS (cont.)

(2)      Net realized and unrealized capital gains and losses based upon average shares outstanding include adjustments to reconcile change in NAV per share.

(3)      Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the period. To the extent the Fund’s taxable earnings fall below the total amount of the Fund’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Fund’s stockholders. The ultimate tax character of the Fund’s earnings cannot be determined until tax returns are prepared after the end of the fiscal year. The information provided is based on estimates available at each respective fiscal year end, see “Note 7. Distributions”.

(4)      Total return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the market price as of the beginning of the period, and that distribution, capital gains and other distributions were reinvested as provided for in the Fund’s distribution reinvestment plan, excluding any discounts, and that the total number of shares were sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.

(5)      Total return based on NAV is the change in ending NAV per share plus distributions per share paid during the period assuming participation in the Fund’s distribution reinvestment plan divided by the beginning NAV per share.

(6)      Portfolio turnover rate is calculated using the lesser of the year-to-date purchases or sales and repayments of investments divided by the monthly average of the fair value of total investments. Excluded from both the numerator and denominator is the fair value of all investments whose maturity or expiration date at the time of acquisition was one year or less.

(7)      Ratios for the six months ended September 30, 2023 are annualized and include non-recurring expenses including excise tax of 0.36% of average net assets, which is not annualized.

Senior Securities Table
	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Year
8.50% Series 2017 Term Preferred Shares(5)
2016	$—	—	$—	$—
2015	$15,811,250	2.47	$25	$1.03
2014	$15,811,250	3.99	$25	$1.05
2013	$15,811,250	8.79	$25	$1.03

7.50% Series 2023 Term Preferred Shares(6)(8)(10)
2022	$—	—	$—	$—
2021	$57,034,875	2.88	$25	$0.97
2020	$60,400,025	2.01	$25	$1.01
2019	$90,400,025	2.73	$25	$1.01
2018	$90,400,025	2.41	$25	$1.02
2017	$90,400,025	2.59	$25	$1.01
2016	$90,638,450	1.91	$25	$0.97
2015	$73,869,250	2.47	$25	$0.98
2014	$65,744,250	3.99	$25	$0.94

8.125% Series 2024 Term Preferred Shares(7)
2018	$—	—	$—	$—
2017	$50,504,475	2.59	$25	$1.02
2016	$50,539,775	1.91	$25	$1.00
2015	$60,687,500	2.47	$25	$1.01

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 13. FINANCIAL HIGHLIGHTS (cont.)

	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
6.75% Series 2024 Term Preferred Shares(8)
2024 (as of September 30, 2023)	$68,125,375	3.03	$25	$0.99
2023	$68,125,375	2.60	$25	$1.00
2022	$68,125,375	3.21	$25	$1.01
2021	$68,125,375	2.88	$25	$0.94
2020	$68,235,375	2.01	$25	$1.01
2019	$68,235,375	2.73	$25	$1.02
2018	$68,235,375	2.41	$25	$1.01

6.25% Series 2027 Term Preferred Shares(8)
2024 (as of September 30, 2023)	$88,120,150	3.03	$25	$0.91
2023	$88,120,150	2.60	$25	$0.93
2022	$88,120,150	3.21	$25	$1.00
2021	$88,120,150	2.88	$25	$0.89
2020	$91,600,000	2.01	$25	$0.89

6.00% Series 2029 Term Preferred Shares
2024 (as of September 30, 2023)	$67,172,500	3.03	$25	$0.86
2023	$67,172,500	2.60	$25	$0.90
2022	$67,172,500	3.21	$25	$1.00

7.125% Series 2029 Term Preferred Shares
2024 (as of September 30, 2023)	$63,750,000	3.03	$25	$0.92
2023	$63,750,000	2.60	$25	$0.93

Repurchase Agreement(9)
2021	$—	—	N/A	N/A
2020	$40,000,000	2.01	N/A	N/A
2019	$42,493,500	2.73	N/A	N/A
2018	$42,493,500	2.41	N/A	N/A

6.75% Unsecured Notes due 2031
2024 (as of September 30, 2023)	$100,000,000	3.03	$25	$0.93
2023	$100,000,000	2.60	$25	$0.96
2022	$100,000,000	3.21	$25	$1.04
2021	$100,000,000	2.88	$25	$1.00

5.00% Unsecured Notes due 2027
2024 (as of September 30, 2023)	$100,000,000	3.03	$25	$0.90
2023	$100,000,000	2.60	$25	$0.92
2022	$100,000,000	3.21	$25	$0.99

____________

(1)      Total amount of each class of senior securities outstanding at the end of the period presented.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 13. FINANCIAL HIGHLIGHTS (cont.)

(2)      Asset coverage per unit is the ratio of the carrying value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of outstanding senior securities, as calculated separately for each of the Term Preferred Shares, the Notes and the previously terminated Master Repurchase Agreement (“MRA”) with Nomura Securities International, Inc. (“Nomura”) in accordance with section 18(h) of the 1940 Act. With respect to the Term Preferred Shares, the asset coverage per unit is expressed in terms of a ratio per share of outstanding Term Preferred Shares (when expressing in terms of dollar amounts per share, the asset coverage ratio per unit is multiplied by the involuntary liquidation preference per unit of $25). With respect to the MRA, the asset coverage ratio per unit is expressed in terms of a ratio per unit of outstanding (when expressing in terms of dollar amounts per share, the asset coverage per unit is multiplied by $1,000 per principal amount).

(3)      The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.

(4)      With respect to the Term Preferred Shares and the Notes, the Average Market Value Per Unit is calculated by taking the daily average closing price of the security for the respective period and dividing it by $25 per share to determine a unit price per share consistent with Asset Coverage Per Unit. With respect to the MRA, the Average Market Value is not applicable as there are no senior securities thereunder which are registered for public trading.

(5)      On July 24, 2015, the Fund redeemed all issued and outstanding 8.50% Series 2017 Term Preferred Shares at the term redemption price.

(6)      On March 12, 2020, the Fund redeemed 1,200,000 shares of the 7.50% Series 2023 Term Preferred Shares issued and outstanding at the term redemption price.

(7)      On July 14, 2017, the Fund redeemed all issued and outstanding 8.125% Series 2024 Term Preferred Shares at the term redemption price.

(8)      On May 21, 2020, the Fund’s Board of Directors authorized a program for the purpose of repurchasing up to $40 million worth of the outstanding shares of its 7.50% Series 2023 Term Preferred Stock, 6.75% Series 2024 Term Preferred Stock and 6.25% Series 2027 Term Preferred Stock. During the six months ended September 30, 2020, the Fund repurchased 134,606 shares of 7.50% Series 2023 Term Preferred Stock for a total of approximately $3.2 million, 4,400 shares of 6.75% Series 2024 Term Preferred Stock for a total of approximately $0.1 million, and 139,194 shares of 6.25% Series 2027 Term Preferred Stock, for a total of approximately $3.1 million.

(9)      On May 15, 2020, the Fund elected, at its option, to repay and terminate its $40.0 million repurchase agreement with Nomura. The Fund repurchased all of the previously sold CLO securities from Nomura at a repurchase price of $40.0 million plus accrued funding costs.

(10)    On April 15, 2021 (the “Redemption Date”), the Fund redeemed all of the outstanding 7.50% Series 2023 Term Preferred Stock at a redemption price of $25 per share plus an amount equal to all accrued and unpaid dividends and distributions on each share accumulated to (but excluding) the 7.50% Series 2023 Redemption Date.

NOTE 14. RISKS AND UNCERTAINTIES

Investment Risk Factors

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations. The risks described in the prospectus are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that are currently deemed to be immaterial may also materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs

The Fund’s portfolio consists of equity and junior debt investments in CLO vehicles. Generally, there may be less information available to the Fund regarding the underlying debt investments held by such CLO vehicles than if the Fund had invested directly in the debt of the underlying companies. As a result, the Fund’s stockholders may not know the details of the underlying debt investments of the CLO vehicles in which the Fund invests. The Fund’s CLO investments will also be subject to the risk of leverage associated with the debt issued by such CLOs

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 14. RISKS AND UNCERTAINTIES (cont.)

and the repayment priority of senior debt holders in such CLO vehicles. Additionally, CLOs in which the Fund invests are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the credit quality of the CLO Assets that serve as collateral may decline or the CLO Asset may default; (iii) the CLO may experience losses associated with selling CLO Assets at a loss; (iv) the Fund’s investments in CLO debt and equity will likely be subordinate to other senior classes of CLO debt; (v) the CLO vehicle itself may experience an event of default, leading to acceleration of the CLO’s debt and liquidation of CLO Assets at undesirable prices and (vi) the complex structure of the security may not be fully understood at the time of investment and may produce disputes among participants of the CLO transaction or unexpected investment results.

Risks Relating to the CLO Structure

CLOs are typically very highly levered (with CLO equity securities typically being leveraged between nine and 13 times), and therefore the junior equity and debt tranches in which the Fund will invest will be subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Fund generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO transaction. In addition, the Fund may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing the Fund’s overall exposure and capital at risk to such CLO. Although it is difficult to predict whether the prices of assets underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs’ securities) are influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

Subordinated Securities Risk

The CLO vehicles in which the Fund invests will issue and sell or have already issued and sold debt tranches that will rank senior to the debt and equity tranches in which the Fund invests. By their terms, such tranches entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of default, insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO vehicle, holders of senior debt instruments would be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO vehicle may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other investors holding such securities in the event of a default, insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO vehicle. Therefore, the Fund may not receive back the full amount of its investment (or any of its investment) in a CLO vehicle or may not receive its anticipated yield.

Investment Risk

An investment in the Fund’s securities is subject to investment risk, including the possible loss of a stockholder’s entire investment. An investment in the Fund’s securities represents an indirect investment in the portfolio of equity and junior tranches issued by CLO vehicles and other securities owned by the Fund, and the value of these securities may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s securities may be worth less than the original amount invested.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 14. RISKS AND UNCERTAINTIES (cont.)

Market Risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices and includes interest rate risk, foreign currency risk and “other price risks”, such as index price risk. The Fund may use derivative instruments to hedge the investment portfolio against currency risks. The Fund’s investments in CLO vehicles and other types of corporate credits typically have no significant assets other than the collateral. Accordingly, payments on the equity and junior debt instruments the Fund initially targets are payable solely from the cash flows from the collateral, net of all management fees and other expenses. Quarterly distributions or interest payments to the Fund as a holder of equity or junior debt instruments, respectively, will only be made after payments due on any outstanding senior debt tranches have been made in full for such quarter.

Rating Risk

Certain of the major rating agencies (including Moody’s, Standard and Poor’s and Fitch) have downgraded, and may continue to downgrade, the tranches of CLO vehicles that the Fund is targeting and, therefore, these investments may be seen as riskier than they were previously thought to be. The Fund cannot assure stockholders that the rated CLO securities in which it invests will not experience downgrades. To the extent the Fund’s portfolio experiences such downgrades, the value of the Fund’s investments, and the Fund’s ability to liquidate such investments, would likely be impaired. A significant impairment of any of the Fund’s investments may have a material adverse effect on the Fund’s financial results and operations.

In addition, the ratings assigned to the CLO Assets in which the CLOs invest are subject to change at any time, including for reasons unrelated to performance, such as changes in rating agency methodology, changes in economic conditions, changes in the loan markets, changes in the creditworthiness of the underlying obligors and a variety of other factors. If downgrade actions by a rating agency result in an increase in the number of CLO Assets with ratings of “Caa1” or “CCC+” or lower, then even if such CLO Asset do not suffer defaults or delinquencies or otherwise deteriorate in performance, the CLO vehicle could fail to satisfy certain tests, which could lead to the early amortization of some or all of the CLO debt. As a result, payments that would have otherwise been made to the CLO equity or CLO debt securities that the Fund holds would instead be diverted to buy additional loans within a given CLO or paid to senior CLO debt holders as an early amortization payment.

Interest Rate Risk

The Fund’s investments have initially been focused on investments in equity and floating rate junior debt tranches issued by CLO vehicles, and to a lesser extent warehouse facilities and corporate credits, each of which are exposed to interest rate risk. Since a CLO’s asset portfolio is typically comprised principally of floating rate loans and the CLO’s liabilities are also generally floating rate instruments, the Fund expects CLO equity and junior debt tranches to provide potential protection against rising interest rates when the benchmark is above the average benchmark floor on a CLO’s assets. However, the Fund’s investments in CLO Assets through investments in junior equity and debt tranches of CLOs are nonetheless sensitive to interest rate levels and volatility. For example, because CLO debt securities are floating rate securities, a reduction in interest rates would generally result in a reduction in the coupon payment and cash flow the Fund receives on the junior debt securities and CLO equity in which the Fund invests. Furthermore, because floating or variable rates only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value. In addition, many underlying corporate borrowers can elect to pay interest based on a 1-month, 3-month and/or other term base rates in respect of the loans held by CLOs in which the Fund invests, in each case plus an applicable spread, whereas floating rate CLO securities generally pay interest based on a 3-month term plus a spread. The 3-month term rate may fluctuate in excess of other potential term rates, which may result in many underlying corporate borrowers electing to pay interest based on a shorter or lower, but in any event lower, base rate. This mismatch in the rate at which CLOs earn interest

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 14. RISKS AND UNCERTAINTIES (cont.)

and the rate at which they pay interest on their debt tranches negatively impacts the cash flows on a CLO’s equity tranche, which may in turn adversely affect the Fund’s cash flows, results of operations or net asset value, which may impact the Fund’s ability to maintain required levels of asset coverage. Unless spreads are adjusted to account for such increases, these negative impacts may worsen as the amount by which the 3-month term base rate exceeds the 1-month term base rate increases.

In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, underlying obligors may be unable to pay their debt liabilities or refinance, and loan defaults may increase, thus resulting in credit losses that would adversely affect the Fund’s cash flow, fair value of the Fund’s assets and operating results.

Benchmark Floor Risk

Because CLOs issue debt primarily on a floating rate basis, an increase in the relevant benchmark will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have benchmark floors such that, when the relevant benchmark is below the stated benchmark floor, the stated benchmark floor (rather than the benchmark itself) is used to determine the interest payable under the loans. Therefore, if the relevant benchmark increases but stays below the average benchmark floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario could result in the CLO not having adequate cash to make interest or other payments on the securities which the Fund holds.

Credit Risks

Credit risk is the risk that one or more investments in a portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial condition. If a CLO in which the Fund invests, an underlying asset of any such CLO or any other type of credit investment in the Fund’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both of the Fund’s income and net asset value may be adversely impacted. Non-payment would result in a reduction of the Fund’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Fund’s NAV. With respect to the Fund’s investments in CLO securities and credit investments that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to the Fund’s ability to realize the benefits of any collateral securing a CLO security or credit investment. While a senior position in the capital structure of a corporate borrower may provide some protection to the CLO vehicles or other credit investments in which the Fund invests, losses or other reductions in collateral may still occur in the portfolios of such CLO vehicles or corporate credits because the market value of such loans is affected by the creditworthiness of borrowers and by general economic and specific industry conditions. CLOs may also invest in second lien loans, first lien last out loans and unsecured loans and bonds, all of which have a heightened level of risk in the event of a decline in the financial condition of the underlying obligor. As the Fund invests primarily in equity and junior debt tranches of CLO vehicles, the Fund is exposed to a greater amount of credit risk than a fund which invests in senior debt or investment grade securities. The prices of primarily non-investment grade securities are more sensitive to negative developments, such as a decline in a CLO vehicle’s collateral or cash flows or a general economic downturn, than are the prices of more senior debt securities. The Fund’s CLO Assets of below investment grade quality, which are often referred to as “junk,” are predominantly speculative with respect to the obligor’s capacity to pay interest and

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 14. RISKS AND UNCERTAINTIES (cont.)

repay principal when due and therefore involve a greater risk of default. The Fund will typically be in a first loss or subordinated position with respect to realized losses on the collateral of each investment it makes in a CLO vehicle. The leveraged nature of the CLO vehicle, in particular, magnifies the adverse impact of collateral defaults.

Liquidity Risks

Liquidity risk is defined as the risk that the Fund may not be able to settle or meet its obligations on time or at a reasonable price. The Fund may invest up to 100% of its portfolio in securities that are considered illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet the Fund’s obligations. Some instruments issued by CLO vehicles may not be readily marketable and may be subject to restrictions on resale. Securities issued by CLO vehicles are generally not listed on any U.S. national securities exchange and no active trading market may exist for the securities in which the Fund invests. Although a secondary market may exist for the Fund’s investments, the market for the Fund’s investments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, these types of investments may be more difficult to value. In addition, the Fund believes that ownership of CLO equity and junior debt instruments has generally been distributed across a wide range of holders, some of whom the Fund believes may continue to face near- to intermediate-term liquidity issues, which may result in such holders attempting to liquidate CLO securities, which can cause a decline in market value of such CLO securities. Further, the Fund believes that larger institutional investors with sufficient resources to source, analyze and negotiate the purchase of these assets may refrain from purchases of the size that the Fund is targeting, thereby reducing the prospective investor population, which would limit the Fund’s ability to sell its position in a CLO vehicle if the Fund chooses to or need to do so. None of the Fund or any CLO in which the Fund invests has any limitation on the amount of assets which may be invested in assets that are not readily marketable or are subject to restrictions on resale. Further, the CLO securities in which the Fund invests and the CLO Assets in which CLOs invest are typically not listed on any national securities exchange or automated quotation system, and no active trading market exists for many CLO securities or CLO Assets. As a result, many CLO securities and CLO Assets are illiquid, meaning that the Fund may not be able to sell CLO securities quickly at a fair price, and the CLOs in which the Fund invests may not be able to sell underlying CLO Assets quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities.

Failure to Satisfy Financial Tests

CLO vehicles in which the Fund invests may fail to satisfy certain financial covenants, specifically those with respect to adequate collateralization and/or interest coverage tests. Such failure could lead to a reduction in such CLO’s payments to the Fund because senior debt holders generally would be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive.

Risks of Warehoused Investments

The Fund may invest capital in warehouse facilities, which are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction and which acquire loans on an interim basis that are expected to form part of the portfolio of such future CLO. Warehouse facilities typically incur leverage between four and six times prior to a CLO’s pricing. Prior to a CLO closing and issuing CLO securities to CLO investors, in anticipation of such CLO closing, a vehicle (often the future CLO issuer or its affiliate) will purchase and “warehouse” a portion of the underlying loans that will be held by such CLO. The Fund may be expected to provide equity capital in support of warehouse facilities during warehousing periods. The

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 14. RISKS AND UNCERTAINTIES (cont.)

period from the date such warehouse facility is opened and asset accumulation begins to the date the CLO closes is referred to as the “warehousing period.” During this period, the price and availability of these loans (referred to as collateral obligations) may be adversely affected by a number of market factors, including price volatility, interest rate volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

Investments in warehouse facilities present risks similar to those of investments in CLOs and, accordingly, any references herein to CLOs in which the Fund invests or CLO equity investments shall also refer to warehouse facilities and investments therein, as the context requires.

Leverage Risks

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in the Fund’s securities. CLO vehicles are typically highly levered, and therefore the junior debt and equity tranches that the Fund invests in are subject to a higher degree of risk of total loss. As of September 30, 2023, the CLO vehicles in which the Fund was invested had average leverage of 9.9 times and ranged from approximately 1.8 times to 17.8 times levered. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles.

The Fund incurred leverage through the issuance of the Term Preferred Shares and the Notes. The Fund may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of derivative transactions, additional shares of preferred stock, debt securities and other structures and instruments, in significant amounts and on terms that Oxford Lane Management and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Fund’s investments, to pay fees and expenses and for other purposes. Such leverage may be secured and/or unsecured. The more leverage the Fund employs, the more likely a substantial change will occur in its NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.

As a registered closed-end management investment company, the Fund will generally be required to meet an asset coverage ratio with respect to its outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of its gross assets (less all liabilities and indebtedness not represented by senior securities) to the Fund’s outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, the Fund will generally be required to meet an asset coverage ratio with respect to its outstanding preferred stock, as defined under the 1940 Act as the ratio of the Fund’s gross assets (less all liabilities and indebtedness not represented by senior securities) to the Fund’s outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of the Fund’s outstanding preferred stock, of at least 200% immediately after each issuance of such preferred stock. If this ratio declines, the Fund may not be able to incur additional debt or issue additional shares of preferred stock and could be required by law to sell a portion of the Fund’s investments to repay some debt or redeem some preferred stock when it is disadvantageous to do so, which could have a material adverse effect on the Fund’s operations, and the Fund may not be able to make distributions or repurchases of stock. The amount of leverage that the Fund employs will depend on Oxford Lane Management’s and the Board of Directors’ assessment of market and other factors at the time of any proposed borrowing.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 14. RISKS AND UNCERTAINTIES (cont.)

Fair Valuation of the Fund’s Investments

Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value as determined by the Fund in accordance with its Valuation Policy with the Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value. Typically, there will not be a public market for the type of investments the Fund targets, which will require the Fund to value these securities at fair value based on relevant information compiled by the Adviser, third-party pricing services (when available) and the Valuation Committee and with the oversight, review and approval of the Board of Directors.

The determination of fair value and, consequently, the amount of unrealized gains and losses in the Fund’s portfolio, are to a certain degree subjective and dependent on a valuation process approved by the Board of Directors. Certain factors that may be considered in determining the fair value of the Fund’s investments include available indicative bids or quotations, as well as external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The fair value of the Fund’s investments may differ materially from the values that would have been used if an active public market for these securities existed. The fair value of the Fund’s investments have a material impact on its net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Fund’s net asset value on a given date to materially understate or overstate the value that the Fund may ultimately realize on one or more of its investments. Investors purchasing the Fund’s securities based on an overstated net asset value may pay a higher price than the value of the Fund’s investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of the Fund’s investments may receive a lower price for their shares than the value of its investments might warrant.

Interest Rate Risk

The Fund is exposed to risks associated with changes in interest rates. The Fund may be subject to heightened interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates.

Inflation Risks

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. The United States and other developed economies have recently begun to experience higher-than normal inflation rates. It remains uncertain whether substantial inflation in the U.S. and other developed economies will be sustained over an extended period of time or have a significant effect on the U.S. or other economies. Inflation and rapid fluctuations in inflation rates have had in the past, and may in the future have, negative effects on economies and financial markets, particularly in emerging economies. For example, if an obligor of a CLO Asset in which the Fund invests is unable to increase its revenue in times of higher inflation, its profitability may be adversely affected. As inflation rises, an underlying obligor may earn more revenue but may incur higher expenses, as wages and prices of inputs increase during periods of inflation. Thus, heightened inflationary pressures could increase the risk of default by the CLO’s underlying obligors. In addition, during any periods of rising inflation, the real value of investments and distributions to the Fund would decline, and the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, all of which would tend to further reduce returns to stockholders. Conversely, as inflation declines, the Fund, any CLO in which the Fund invests and any underlying obligor of the CLO Assets may not be able to reduce expenses commensurate with any resulting reduction in revenue.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 14. RISKS AND UNCERTAINTIES (cont.)

In an attempt to stabilize inflation, countries may impose wage and price controls, tighten the monetary supply, or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on the level of economic activity. There can be no assurance that inflation will not become a serious problem in the future and have an adverse impact on the Fund’s returns.

Key Personnel

The Fund is dependent upon Oxford Lane Management’s key personnel for its future success, particularly Jonathan H. Cohen and Saul B. Rosenthal.

Incentive Fee Risk

The Fund’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Fund’s performance.

Tax Risk

If the Fund fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Fund’s net assets, the amount of income available for distributions to the Fund’s stockholders, and the amount of income available for payment of the Fund’s other liabilities.

CLO Anti-Deferral Provision Risks

The CLO vehicles in which the Fund invests generally constitute “passive foreign investment companies” (“PFICs”). Because the Fund acquires investments in PFICs (including equity tranche investments in CLO vehicles that are PFICs), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such investments even if such income is distributed as a taxable dividend by the Fund to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFIC’s income for each year regardless of whether the Fund receives any distributions from such PFIC. The Fund must nonetheless distribute such income to maintain its status as a RIC.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Fund is required to include such deemed distributions from a CFC in the Fund’s income, it will be required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

If the Fund is required to include amounts in income prior to receiving distributions representing such income, the Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Note 3. Summary of Significant Accounting Policies — U.S. Federal Income Taxes”.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 14. RISKS AND UNCERTAINTIES (cont.)

Risks Related to the Preferred Stock

The Fund’s Term Preferred Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to the Term Preferred Shares may increase, which would likely result in a decline in the secondary market price of such shares prior to the term redemption date. The Fund may be unable to pay dividends on the Term Preferred Shares under some circumstances. The terms of any future indebtedness the Fund may incur could preclude the payment of dividends in respect of equity securities, including such shares, under certain conditions.

As a registered closed-end investment company, the Fund is required to comply with the asset coverage requirements of the 1940 Act and the Articles Supplementary governing the Fund’s Term Preferred Shares. Under the 1940 Act, the Fund may not issue additional preferred stock if immediately after such issuance the Fund will not have an asset coverage of at least 200% (defined as the ratio of the Fund’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of the Fund’s outstanding preferred stock). In addition, the Articles Supplementary governing the Fund’s Term Preferred Shares require that the Fund have an asset coverage of at least 200% as of the end of each fiscal quarter.

The Fund does not intend to have the Term Preferred Shares rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, there is a risk that any such shares may trade at a price that is lower than they might otherwise trade if rated by a rating agency.

Given the ten-year original terms, and potential for early redemption, of the Term Preferred Shares, holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of such shares may be lower than the return previously obtained from the investment in such shares, see “Note 8. Mandatorily Redeemable Preferred Stock”.

Risks Related to the Notes

With respect to senior securities representing indebtedness, such as the Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Fund is required under the 1940 Act to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. If the asset coverage is not at least 300% (or 200%, as applicable) as of such measurement dates, the Fund may not be able to incur additional debt or issue additional shares of preferred stock or notes and could be forced to sell a portion of its investments to repurchase or redeem some shares of the Term Preferred Shares or Notes when it is disadvantageous to do so, which could have a material adverse effect on the its operations. Further, the Fund may be restricted from making distributions to holders of the Fund’s common stock if it does not have asset coverage of at least 300% (or 200%, as applicable).

Cybersecurity Risks

The occurrence of a disaster such as a cyber-attack against the Fund or against a third-party that has access to the Fund’s data or networks, a natural catastrophe, an industrial accident, a terrorist attack or war, disease pandemics, events unanticipated in the Fund’s disaster recovery systems, or a support failure from external providers, could have an adverse effect on the Fund’s ability to conduct business and on the Fund’s results of operations and financial condition, particularly if those events affect the Fund’s computer-based data processing, transmission, storage, and retrieval systems or destroy data.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 14. RISKS AND UNCERTAINTIES (cont.)

The Fund depends heavily upon computer systems to perform necessary business functions. Despite the Fund’s implementation of a variety of security measures, the Fund’s computers, networks, and data, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed, stored in, and transmitted through the Fund’s computer systems and networks. Such an attack could cause interruptions or malfunctions in the Fund’s operations, which could result in financial losses, litigation, regulatory penalties, client dissatisfaction or loss, reputational damage, and increased costs associated with mitigation of damages and remediation.

Third parties with which the Fund does business may also be sources of cybersecurity or other technological risk. The Fund outsources certain functions and these relationships allow for the storage and processing of the Fund’s information, as well as client, counterparty, employee, and borrower information. While the Fund engages in actions to reduce its exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incident that affects the Fund’s data, resulting in increased costs and other consequences as described above.

The Fund’s business is highly dependent on its and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in the Fund’s activities. The Fund’s financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond the Fund’s control and adversely affect the Fund’s business.

Market Risks

Recent market and economic conditions have been unprecedented and challenging. Continued concerns about the systemic impact of inflation, energy costs, recent events in the regional bank sector, the Coronavirus pandemic, geopolitical issues, the availability and cost of credit, sovereign debt levels, the mortgage market and a declining real estate market in the U.S. have contributed to increased market volatility and diminished expectations for the U.S. economy. These conditions, combined with volatile oil prices, declining business and consumer confidence and increased unemployment have contributed to volatility of unprecedented levels. The factors described above have led to an overall reduction in liquidity in the debt capital markets, including sources of liquidity that the Fund may wish to utilize. Such conditions could reduce the availability of leverage to the Fund, its investments, and potential purchasers of the Fund’s investments or make such leverage more expensive to obtain, thereby adversely affecting the Fund’s performance.

Various social and political circumstances in the United States and around the world (including wars and other forms of conflict, including rising trade tensions between the United States and China, and other uncertainties regarding actual and potential shifts in the United States and foreign, trade, economic and other policies with other countries, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics), may also contribute to increased market volatility and economic uncertainties or deterioration in the United States and worldwide. Specifically, the Israel-Hamas war and conflict between Russia and Ukraine, and resulting market volatility, could adversely affect our business, financial condition or results of operations. In response to the conflict between Russia and Ukraine, the United States and other countries have imposed sanctions or other restrictive actions against Russia. Any of the above factors, including sanctions, export controls, tariffs, trade wars and other governmental actions, could have a material adverse effect on our business, financial condition, cash flows and results of operations and could cause the market value of our common shares and/or debt securities to decline. These market and economic disruptions could also negatively impact the operating results of our portfolio companies.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 15. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update 2020-04 (“ASU 2020-04”) “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This accounting update provides optional accounting relief to entities with contracts, hedge accounting relationships or other transactions that reference LIBOR or other interest rate benchmarks for which the referenced rate is expected to be discontinued or replaced. This optional relief generally allows for contract modifications solely related to the replacement of the reference rate to be accounted for as a continuation of the existing contract instead of as an extinguishment of the contract, and would therefore not trigger certain accounting impacts that would otherwise be required. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, which deferred the sunset day of this guidance to December 31, 2024. The Fund adopted the accounting relief on January 1, 2022, and noted no material impact on the financial statements, as relevant contract relationship modifications are made during the course of the reference rate reform transition period.

In June 2022, the FASB issued ASU 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions.” The amendments in this update provide that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments in this update also require additional disclosures for equity securities subject to contractual sales restrictions. ASU 2022-03 is required for years beginning after December 15, 2023, though early adoption is permitted. The Fund does not expect ASU 2022-03 to have a material impact to the financial statements and the notes thereto.

Other than the aforementioned guidance, the Fund’s management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

NOTE 16. ISSUANCES OF COMMON STOCK

The Fund sold a total of 32,931,214 shares of common stock pursuant to an “at-the-market” offering during the six months ended September 30, 2023. The total amount of capital raised under these issuances was approximately $167.0 million and net proceeds were approximately $164.9 million after deducting the sales agent’s commissions and offering expenses.

The Fund sold a total of 23,875,115 shares of common stock pursuant to an “at-the-market” offering during the fiscal year ended March 31, 2023. The total amount of capital raised under these issuances was approximately $141.4 million and net proceeds were approximately $139.8 million after deducting the sales agent’s commissions and offering expenses.

For the six months ended September 30, 2023, the Fund issued 2,398,929 shares of common stock in connection with the distribution reinvestment plan. For the year ended March 31, 2023, the Fund issued 3,719,788 shares of common stock in connection with the distribution reinvestment plan.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2023
(Unaudited)

NOTE 17. SUBSEQUENT EVENTS

On October 26, 2023, the Board of Directors declared monthly distributions $0.08 per share on its common stock, as follows:
Month Ending	Record Date	Payment Date	Amount Per Share
January 31, 2024	January 17, 2024	January 31, 2024	$0.08
February 29, 2024	February 15, 2024	February 29, 2024	$0.08
March 31, 2024	March 15, 2024	March 29, 2024	$0.08

On October 26, 2023, the Board of Directors declared the required monthly dividends on its 6.75% Series 2024, 6.25% Series 2027, 6.00% Series 2029, and 7.125% Series 2029 Term Preferred Shares (each, a “Share”), as follows:
	Per Share Dividend Amount Declared	Record Dates	Payable Dates
6.75% Series 2024	$0.14062500	December 15, 2023, January 17, 2024, February 15, 2024	December 29, 2023, January 31, 2024, February 29, 2024

6.25% Series 2027	$0.13020833	December 15, 2023, January 17, 2024, February 15, 2024	December 29, 2023, January 31, 2024, February 29, 2024

6.00% Series 2029	$0.12500000	December 15, 2023, January 17, 2024, February 15, 2024	December 29, 2023, January 31, 2024, February 29, 2024

7.125% Series 2029	$0.14843750	December 29, 2023, January 31, 2024, February 29, 2024	December 29, 2023, January 31, 2024, February 29, 2024

The Fund has evaluated subsequent events through the date of issuance and noted no other events that necessitate adjustments to or disclosure in the financial statements.

Price Range of Common Stock
(Unaudited)

Our common stock is traded on the NASDAQ Global Select Market under the symbol “OXLC.” The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year to date, the NAV per share of our common stock, the high and low intraday sales prices for our common stock, such sales prices as a percentage of NAV per share and quarterly distributions per share.
	Price Range			Premium/ (Discount) of High Sales Price to NAV(2)	Premium/ (Discount) of Low Sales Price to NAV(2)	Distributions Per Share(3)
	NAV(1)	High	Low
Fiscal 2024
Third Quarter (through November 6, 2023)	*	$5.09	$4.41	*	*	$0.240
Second Quarter	$4.81	$5.70	$4.78	18.5%	(0.6)%	$0.240
First Quarter	$4.34	$5.39	$4.76	24.2%	9.7%	$0.225

Fiscal 2023
Fourth Quarter	$4.61	$6.27	$5.02	36.0%	8.9%	$0.225
Third Quarter	$4.63	$5.72	$4.85	23.5%	4.8%	$0.225
Second Quarter	$4.93	$6.79	$4.83	37.7%	(2.0)%	$0.225
First Quarter	$5.07	$7.32	$5.49	44.4%	8.3%	$0.225

Fiscal 2022
Fourth Quarter	$6.56	$8.42	$6.96	28.4%	6.1%	$0.225
Third Quarter	$6.93	$8.53	$7.21	23.1%	4.0%	$0.203
Second Quarter	$6.97	$7.65	$6.86	9.8%	(1.6)%	$0.203
First Quarter	$6.56	$7.88	$6.22	20.1%	(5.2)%	$0.203

____________

(1)      Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)      Calculated as the respective high or low intraday sales price divided by NAV and subtracting 1.

(3)      Represents the cash distributions, including dividends, dividends reinvested and returns of capital, if any, per share that we have declared on our common stock in the specified quarter.

*        Not determinable at the time of filing.

On November 6, 2023, the last reported sales price of our common stock was $5.03 per share. As of November 6, 2023, we had 114 holders of record of our common stock.

Shares of closed-end management investment companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. Since our initial public offering, shares of our common stock have traded at a discount and at a premium to the net assets attributable to those shares. As of November 6, 2023, our shares of common stock traded at a discount equal to approximately 4.57% of our net asset value per share as of September 30, 2023. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

DISTRIBUTIONS
(Unaudited)

To the extent that we have income available, we intend to distribute monthly distributions to our common stockholders. The amount of our distributions, if any, will be determined by our Board of Directors. Any distributions to our stockholders will be declared out of assets legally available for distribution. The specific tax characteristics of our distributions will be reported to stockholders after the end of each calendar year.

Distribution Reinvestment Plan

We have adopted a distribution reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, by telephone, through the Internet or in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received by telephone, through the Internet or writing prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share, less any applicable fees.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety-five (95%) percent of the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date fixed by our Board of Directors for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. Any transaction fees, brokerage charges, plan administrator’s fees or any other charges for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by telephonic, Internet or written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $2.50 transaction fee plus brokerage charges from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. The amount of the distribution for U.S. federal income tax purposes will be equal to the fair market value of the stock received. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the amount treated as a distribution for U.S. federal income tax purposes.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator as follows: through the Internet at www.computershare.com/investor, telephone number is 1-800-426-5523 and written correspondence can be mailed to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI, 02940-3078.

MANAGEMENT
(Unaudited)

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Oxford Lane Capital Corp. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an Audit Committee and a Valuation Committee and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available without charge, upon request by calling (203) 983-5275, or on the Commission’s website at http://www.sec.gov.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Jonathan H. Cohen	58	Chief Executive Officer and Director	2010	2025
Saul B. Rosenthal	55	President and Director	2010	2024

Independent Directors
Mark J. Ashenfelter	64	Chairman of the Board of Directors	2010	2025
John Reardon	57	Director	2010	2026
David S. Shin	55	Director	2010	2024

The address for each of our directors is c/o Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Executive Officers Who Are Not Directors

Name	Age	Position
Bruce L. Rubin	63	Chief Financial Officer, Treasurer and Corporate Secretary
Gerald Cummins	68	Chief Compliance Officer

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Messrs. Cohen and Rosenthal are “interested persons” of Oxford Lane Capital as defined in the 1940 Act due to their positions as Chief Executive Officer and President, respectively, of the Fund and Oxford Lane Management, and as the managing member and non-managing member, respectively, of Oxford Funds, the administrator for Oxford Lane Capital.

Jonathan H. Cohen has served as Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Since 2003, Mr. Cohen has also served as Chief Executive Officer of both Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company, and Oxford Square Management, LLC, Oxford Square Capital Corp.’s investment adviser, and as the managing member of Oxford Funds. Since 2023, Mr. Cohen has also served as Chief Executive Officer of Oxford Park Income Fund, Inc., a

non-traded registered closed-end fund, and Oxford Park Management, LLC, Oxford Park Income Fund, Inc.’s investment adviser. Mr. Cohen also serves on our Board of Directors, as well as the Oxford Square Capital Corp. and Oxford Park Income Fund, Inc. boards of directors.

Since 2018, Mr. Cohen has also served as the Chief Executive Officer of Oxford Gate Management, LLC, the investment adviser to Oxford Gate Master Fund, LLC, Oxford Gate, LLC and Oxford Gate (Bermuda), LLC (collectively, the “Oxford Gate Funds”) and Oxford Bridge II, LLC. Oxford Bridge II, LLC and the Oxford Gate Funds are private investment funds. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal has served as President of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Rosenthal has also served as President since 2004 of both Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company, and Oxford Square Management, LLC, Oxford Square Capital Corp.’s investment adviser and a member of Oxford Funds. Since 2023, Mr. Rosenthal has served as President of Oxford Park Income Fund, Inc., a registered closed-end fund, and Oxford Park Management, LLC, Oxford Park Income Fund, Inc.’s investment adviser. Mr. Rosenthal also serves on our Board of Directors, as well as the Oxford Park Income Fund, Inc. boards of directors. Mr. Rosenthal has also served as President of Oxford Gate Management, LLC, the investment adviser to the Oxford Gate Funds and Oxford Bridge II, LLC, since 2018. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the board of the National Museum of Mathematics. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Independent Directors

The following directors are not “interested persons” of Oxford Lane Capital, as defined in the 1940 Act.

Mark J. Ashenfelter presently serves as a Senior Vice President and the General Counsel of Haebler Capital, a private investment company located in Greenwich, CT. Prior to joining Haebler Capital in 1994, Mr. Ashenfelter was an associate at Cravath, Swaine & Moore from 1985 to 1992 and Cadwalader, Wickersham & Taft from 1992 to 1994. Mr. Ashenfelter also serves on the Board of Directors of Oxford Park Income Fund, Inc. Mr. Ashenfelter received a B.A., cum laude, from Harvard University, a J.D., magna cum laude, from New York Law School, where he was Managing Editor of the Law Review, and a LL.M. (Taxation) from New York University School of Law. Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, provides our Board of Directors with valuable insight and perspective.

John Reardon is the President and CEO of Schurz Communications, Inc., a leading broadband and managed cloud services provider. Mr. Reardon also serves as a Board Member and Audit Committee Member for Schurz Communications, Inc. Mr. Reardon also serves on the Board of Directors of Oxford Park Income Fund, Inc. In 2023, Mr. Reardon was elected to the board of ACA Connects (America’s Communications Association) which represents the leading broadband companies in the United States. Previously, Mr. Reardon was Of Counsel with Kutak Rock, LLP, where he advised broadband and software companies on corporate and regulatory matters. Mr. Reardon served from 2019 until 2021 as the Director of Business Strategy, Smart Cities, for American Infrastructure Partners, LP, an infrastructure fund based in Foster City, California. Mr. Reardon was previously the Managing Director of Choctaw Telecom LLC. In addition, Mr. Reardon served as Chief Executive Officer, General Counsel, and a member of the Board of Directors of Mobex Communications, Inc. from 1997 until 2005. Mr. Reardon began his career in telecom law at the boutique Washington, DC firm of Keller and Heckman, LLP. Mr. Reardon received a Bachelor of Arts degree, summa cum laude, from Boston University, and earned his J.D. from Columbia Law School. Mr. Reardon’s extensive experience as a senior corporate executive provides our Board of Directors the perspective of a knowledgeable corporate leader.

David S. Shin is the Head of Capital Markets for Amergin Asset Management, an asset manager specializing in transportation assets. Mr. Shin also serves on the Board of Directors of Oxford Park Income Fund, Inc. From April 2021 to July 2022, Mr. Shin was an external consultant to Apollo Investment Consulting where he was senior advisor to the board of a portfolio company. Prior to this, Mr. Shin served as the Head of Business Development for the Infinity Transportation division of Global Atlantic Financial Group from 2016 to March 2021 and, from January 2016 to November 2016, he was an asset management consultant to Innovatus Capital Partners, the manager of certain assets of Perella Weinberg Partners, a financial services firm. From 2011 to 2016, Mr. Shin was an asset management professional at Perella Weinberg Partners. From 2010 to 2011, Mr. Shin served as a Managing Director at Bentley Associates, an investment banking firm. Prior to joining Bentley Associates, Mr. Shin worked in the Global Real Estate Investment Banking Group at Deutsche Bank Securities from 2005 to 2008, and in the Real Estate & Lodging Group of Citigroup Global Markets from 2004 to 2005. Prior to that, Mr. Shin worked for William Street Advisors, LLC, a boutique financial advisory firm affiliated with Saratoga Management Company, from 2002 to 2004. After receiving his J.D. in 1995, Mr. Shin was a member of the Healthcare Group of Dean Witter Reynolds from 1995 to 1996, and was subsequently a member of the Mergers & Acquisitions Group of Merrill Lynch & Co. from 1996 to 2002. Mr. Shin started his career as a CPA in the Corporate Tax Department of KPMG Peat Marwick’s Financial Institutions Group, where he worked from 1990 to 1992, before attending law school. Mr. Shin received a B.S., magna cum laude, from The Wharton School at the University of Pennsylvania and a J.D. from Columbia Law School. Mr. Shin’s extensive experience in investment banking provides the Board of Directors with valuable insights of an experienced and diligent financial professional, as well as a diverse perspective.

Executive Officers Who Are Not Directors

Bruce L. Rubin has served as our Chief Financial Officer, Chief Accounting Officer, and Corporate Secretary since 2015. Mr. Rubin has also served as our Controller since our initial public offering in 2011 to 2015 and as our Treasurer since 2011. Mr. Rubin has served as Oxford Square Capital Corp.’s Chief Financial Officer, Chief Accounting Officer, and Corporate Secretary since August 2015. Mr. Rubin has served as Oxford Square Capital Corp.’s Controller from 2005 to 2015 and as its Treasurer since 2009. Since 2023, Mr. Rubin has also served as Chief Financial Officer, Corporate Secretary and Treasurer of Oxford Park Income Fund, Inc., a non-traded registered closed-end fund. Mr. Rubin also currently serves as the Chief Financial Officer and Secretary of Oxford Lane Management, LLC, Oxford Square Management, LLC, Oxford Park Management, LLC, Oxford Gate Management, LLC and Oxford Funds. From 1995 to 2003, Mr. Rubin was the Assistant Treasurer & Director of Financial Planning of the New York Mercantile Exchange, Inc., the largest physical commodities futures exchange in the world and has extensive experience with the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), treasury operations and SEC reporting requirements. From 1989 to 1995, Mr. Rubin was a manager in financial operations for the American Stock Exchange, where he was primarily responsible for budgeting matters. Mr. Rubin began his career in commercial banking as an auditor primarily of the commercial lending and municipal bond dealer areas. Mr. Rubin received his BBA in Accounting from Hofstra University where he also obtained his M.B.A. in Finance.

Gerald Cummins has served as our Chief Compliance Officer since June 2015 pursuant to an agreement between the Company and ACA Group a compliance consulting firm. Mr. Cummins also currently serves as the Chief Compliance Officer of Oxford Lane Management, Oxford Square Capital Corp., Oxford Square Management, LLC, Oxford Funds LLC, and since 2018, Oxford Gate Management, LLC. Mr. Cummins has served as the Chief Compliance Officer of Oxford Park Income Fund, Inc. and Oxford Park Management, LLC, since 2023. Mr. Cummins has been a director of ACA Group since June 2014 and in that capacity he also serves as the Chief Compliance Officer to an unaffiliated private equity firm and three unaffiliated BDCs. Prior to joining ACA Group, Mr. Cummins was a consultant for Barclays Capital Inc. from 2012 to 2013, where he participated in numerous compliance projects on pricing and valuation, compliance assessments, and compliance policy and procedure development. Prior to his consulting work at Barclays, Mr. Cummins was from 2010 to 2011 the Chief Operating Officer and the Chief Compliance Officer for BroadArch Capital and from 2009 to 2011 the Chief Financial Officer and Chief Compliance Officer to its predecessor New Castle Funds, a long-short equity asset manager. Prior to that, Mr. Cummins spent 25 years at Bear Stearns Asset Management (BSAM), where he was a Managing Director and held senior compliance, controllers and operations risk positions. Mr. Cummins graduated with a B.A. in Mathematics from Fordham University.

Compensation of Directors

The following table sets forth compensation of our directors for the six months ended September 30, 2023:

Name	Fees Earned(1)	All Other Compensation(2)	Aggregate Compensation from Fund Complex(3)
Interested Directors
Jonathan H. Cohen	—	—	—
Saul B. Rosenthal	—	—	—

Independent Directors
Mark J. Ashenfelter	$54,000	—	$56,500
John Reardon	$54,000	—	$56,500
David S. Shin	$59,000	—	$61,500

____________

(1)      For a discussion of the independent directors’ compensation, see below.

(2)      We do not maintain a stock option plan, non-equity incentive plan or pension plan for our directors.

(3)      “Fund Complex” includes Oxford Park Income Fund, Inc.

Prior to October 1, 2023, independent directors received an annual fee of $90,000. In addition, the independent directors received $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, and relevant committee members received $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also received an additional annual fee of $10,000.

Effective October 1, 2023, independent directors continue to receive an annual fee of $90,000. In addition, the independent directors receive $4,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, and relevant committee members receive $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee continues to receive an additional annual fee of $10,000. No compensation is paid to directors who are interested persons of the Fund as defined in Section 2(a)(19) of the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

We do not have a compensation committee because our executive officers do not receive any direct compensation from the Fund. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President, through their ownership interest in Oxford Funds, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio.

The compensation of Mr. Rubin, our Chief Financial Officer, Treasurer and Corporate Secretary, is paid by our administrator, Oxford Funds, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Rubin to the Fund.

Mr. Cummins, our Chief Compliance Officer, is a director of ACA Group, LLC and performs his functions under the terms of an agreement between us and ACA Group, LLC.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
(unaudited)

At an in-person meeting of our Board of Directors held on July 27, 2023, our Board of Directors unanimously voted to re-approve the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the independent directors reviewed a significant amount of information provided by Oxford Lane Management in response to questionnaires provided by counsel to the independent directors on behalf of the independent directors and considered and concluded, among other things:

•        The nature, quality and extent of the advisory and other services to be provided to us by Oxford Lane Management, including with respect to the investment criteria and parameters used by Oxford Lane Management in identifying potential investment opportunities and Oxford Lane Management’s policies and guidelines currently in place to monitor and manage the risk and volatility associated with the Fund’s portfolio, and the qualifications and abilities of the professional personnel of Oxford Lane Management and the compensation structure for such personnel, and concluded that such services are satisfactory;

•        The investment performance of the Fund and Oxford Lane Management including a comparison to the performance of the Fund’s peer group, and concluded that the Fund’s performance is reasonable in comparison to its peers;

•        Comparative data with respect to advisory fees or similar expenses paid by other closed-end management investment companies with similar investment objectives, and concluded that the total advisory fees paid by the Fund to Oxford Lane Management were not unreasonable;

•        Our historical and projected operating expenses and expense ratio compared to closed-end management investment companies with similar investment objectives, and concluded that our operating expenses were reasonable;

•        The direct and indirect costs that might be incurred by Oxford Lane Management and its affiliates in performing services for the Fund and the basis of determining and allocating these costs, including through the Investment Advisory Agreement and Administration Agreement;

•        The possible economies of scale arising from the Fund’s size and/or anticipated growth;

•        The services to be performed and the personnel performing such services under the Investment Advisory Agreement, and concluded that the services to be performed and the personnel performing such services were satisfactory;

•        Other possible benefits to the Adviser and its affiliates arising from their relationships with the Fund; and

•        The possibility of obtaining similar services from other third-party service providers or through an internally managed structure, and concluded that our current externally managed structure with Oxford Lane Management as our investment advisor was satisfactory.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, and assisted by independent counsel, concluded that the fees payable to Oxford Lane Management pursuant to the Investment Advisory Agreement were not unreasonable, and comparable to the fees paid by other management investment companies with similar investment objectives, in relation to the services to be provided. The Board of Directors did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board of Directors may have given different weights to different factors.

SUBMISSION OF MATTERS TO A VOTE OF STOCKHOLDERS
(unaudited)

The Fund held its Annual Meeting of Stockholders (the ‘‘Meeting’’) on October 20, 2023 and submitted one matter to the vote of the stockholders. At the Meeting, stockholders elected nominees for director, to serve for a three-year term to expire at the 2026 Annual Meeting of Stockholders based on the following votes:

Name	Votes for	Votes Withheld
John Reardon(1)	109,183,135	16,705,189

____________

(1)      Mr. Reardon was elected by the holders of our common stock and preferred stock, voting together as a single class.

ADDITIONAL INFORMATION

Portfolio Information

The Fund prepares Form N-PORT, which contains a complete schedule of the Fund’s portfolio holdings, on a monthly basis, and makes its N-PORT filings with the SEC on a quarterly basis within 60 days after the end of each quarter. The Fund’s N-PORT filings for the third month of each quarter are available on the SEC’s website at http://www.sec.gov.

Proxy Information

A description of the policies and procedures that Oxford Lane Management uses to determine how to vote proxies relating to the Fund’s portfolio securities is available (i) without charge, upon request, by calling (203) 983-5275; (ii) on the Fund’s website at http://www.oxfordlanecapital.com. Information about how Oxford Lane Management voted proxies with respect to the Fund’s portfolio securities during the most recent 12-month period ended March 31 can be obtained by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830. All information described in this paragraph is also available on the SEC’s website at http://www.sec.gov.

Tax Information

For tax purposes, distributions to stockholders during the six months ended September 30, 2023 were approximately $86.5 million.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Oxford Lane Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Oxford Lane Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual and semi-annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

•        It is our policy that only authorized employees of our investment adviser, Oxford Lane Management, who need to know your personal information will have access to it.

•        We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•        If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Our privacy policy is available on our website at https://www.oxfordfunds.com/privacy-policy/. If you have any questions or concerns about the policy, please contact by calling (203) 983-5275.

Oxford Lane Capital Corp.

BOARD OF DIRECTORS
Independent Directors
Mark J. Ashenfelter, Chairman of the Board of Directors
John Reardon
David S. Shin

Interested Directors(1)
Jonathan H. Cohen
Saul B. Rosenthal

OFFICERS
Jonathan H. Cohen, Chief Executive Officer
Saul B. Rosenthal, President
Bruce L. Rubin, Chief Financial Officer, Corporate Secretary and Treasurer
Gerald Cummins, Chief Compliance Officer

INVESTMENT ADVISER
Oxford Lane Management, LLC
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

____________

(1)      Interested directors are “interested persons,” as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended.

Oxford Lane Capital Corp.

8 Sound Shore Drive, Suite 255 | Greenwich, CT 06830 | oxfordlanecapital.com | (203) 983-5275

Item 2. Code of Ethics.

The information required by this item is not required in a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

The information required by this item is not required in a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The information required by this item is not required in a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrant.

The information required by this item is not required in a semi-annual report on Form N-CSR.

Item 6. Investments.

Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this item is not required in a semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a)     The information required by this item is not required in a semi-annual report on Form N-CSR.

(b)    There has been no change, as of the date of the filing of this semi-annual report on Form N-CSR, to any of the portfolio managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)     Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

None.

Item 13. Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(a)(4)     Not applicable.

(b)         Certifications of chief executive officer and chief accounting officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD LANE CAPITAL CORP.

By:	/s/ Jonathan H. Cohen
Jonathan H. Cohen Chief Executive Officer Date: November 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan H. Cohen
Jonathan H. Cohen Chief Executive Officer Date: November 7, 2023
By:	/s/ Bruce L. Rubin
Bruce L. Rubin Chief Financial Officer Date: November 7, 2023